[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

Exhibit 10.39

Contract Manufacturing Agreement

BETWEEN

Alder BioPharmaceuticals, Inc.

and

Sandoz GmbH

Page -1-

CONFIDENTIAL

1.	DEFINITIONS4
2.	JOINT TECHNICAL COMMITTEE AND JOINT STEERING COMMITTEE11
3.	ALD403 PROCESS IMPLEMENTATION ACTIVITIES13
4.	FACILITY MODIFICATIONS AND OTHER SPECIFIC INVESTMENTS15
5.	DEMONSTRATION LOT CAMPAIGN (DLC)15
6.	ANALYTICAL ACTIVITIES15
7.	VALIDATION LOT CAMPAIGN (VLC)16
8.	REGULATORY SUPPORT SERVICES16
9.	TECHNICAL ISSUES17
10.	CONTRACT MANUFACTURE PHASE17
11.	Binding CAPACITY RESERVATION/Maximum Supply Obligation18
12.	FORECAST AND SUPPLY18
13.	FIRM ORDERS18
14.	MANUFACTURE OF ADDITIONAL ENGINEERING BATCHES19
15.	DELIVERY19
16.	RAW MATERIALS20
17.	EXTERNAL SERVICES20
18.	COVENANTS; QUALITY AGREEMENT20
19.	BDS SPECIFICATIONS22
21.	PERSON-IN-PLANT; AUDITS AND INSPECTIONS; SAFETY ISSUES24
22.	PRICING26
23.	PAYMENT27
24.	INTELLECTUAL PROPERTY27
25.	CONFIDENTIALITY30
26.	LIMITATION OF LIABILITY31
27.	REPRESENTATIONS, WARRANTIES AND INDEMNITIES32
28.	INSURANCE33
29.	PRODUCT RECALLS34
30.	TERM34

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

31.	TERMINATION34
32.	CONSEQUENCES OF TERMINATION; TERMINATION FEES35
33.	PORTABILITY36
34.	NOTICES36
35.	FORCE MAJEURE37
36.	ENTIRE AGREEMENT37
37.	MISCELLANEOUS PROVISIONS37
38.	GOVERNING LAW AND JURISDICTION39
39.	DISPUTE RESOLUTION39

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

THIS AGREEMENT is made effective as of 4 May, 2015 (the “Effective Date”)

BETWEEN:

(1)	Alder BioPharmaceuticals, Inc., a company incorporated in Delaware, USA, whose principal office is at 11804 North Creek Parkway South, Bothell, WA 98011 U.S.A. (“Alder ”), and
(2)	Sandoz GmbH, a company incorporated in Austria, whose principal office is at Biochemiestrasse 10, A-6250 Kundl, Austria (“Sandoz”);

WHEREAS:

Alder wishes to appoint Sandoz as a contract manufacturer for the manufacture of ALD403 Bulk Drug Substance (defined below) and to transfer to Sandoz the process for the manufacture of the Bulk Drug Substance and facilitate a scale-up of the manufacturing process at and the manufacture of the Bulk Drug Substance by Sandoz on behalf of Alder at Sandoz’s RPP1 facility, and Sandoz is willing to perform a process transfer from Alder to Sandoz and thereafter to scale-up the manufacturing process and manufacture the Bulk Drug Substance at Sandoz’s RPP1 facility, all on the terms and conditions set out in this Agreement.  The parties of this Agreement are also parties [***] (“[***] Assigned Agreements”), as amended and supplemented by the letter agreement between Alder and Sandoz dated 27 April/4 May 2015 (the “Reservation Letter”), and the related agreement between Alder and Sandoz dated July 15, 2015, regarding preliminary activities for manufacture of Alder’s ALD403 bulk drug substance, as amended by Amendment dated 28 October/9 November 2015 (the “Start-up Agreement”). This Agreement shall supersede and replace the [***] Assigned Agreements, which will be terminated by a separate termination agreement signed at the same time as this Agreement, and the activities and obligations performed and rights accrued under the Reservation Letter and the Start-up Agreement shall be deemed performed and accrued under and shall be subject to the terms of this Agreement.

IT IS AGREED as follows:

1.	DEFINITIONS
(1)	In this Agreement:

“[***] Facility” means the fermentation facility in Sandoz’s [***] Biopharma [***] manufacturing facility in  A-6250 Kundl, Austria, with a w.v. scale of approximately [***].

“[***] Facility” means Sandoz’s [***] Biopharma [***] manufacturing facility in A-6250 Kundl, Austria, with a w.v. scale of approximately [***].

“AA Option” has the meaning set forth in Clause 6 (1).

“Actual Fee” means the fee payable for any Services under the Agreement calculated on the basis of (i) the [***] (based on a [***] and based on a [***]) needed for such activities and the applicable price per [***] as defined for the relevant activities in this Agreement, (ii) the [***] with respect to the relevant activity and (iii) the [***] with respect to the relevant activity.

“Additional Release Specifications” shall mean the “Additional Release Specifications” for the BDS, which, in addition to the other BDS Specifications, are required to be met in order to demonstrate that the BDS conforms to the requirements set forth in Clause 18(1). Each of the Additional Release Specifications will be jointly approved by Sandoz and Alder, and will be designated, in the Specifications Letter and the Quality Agreement, as either Sandoz Release Specifications or Alder Release Specifications.  The first set of tests that will be evaluated by the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

Parties as possible “Additional Release Specifications” are listed in Schedule 2 to the Specifications Letter.

“Affiliates” means, with respect to either Party to this Agreement, any company, partnership or other entity that directly or indirectly controls, is controlled by or is under common control with such Party.  For the purpose of this definition, “control” means direct or indirect beneficial ownership or voting control of at least fifty percent (50%) of the issued share capital in such company, partnership or other entity.

“ALD403 Cell Line” means [***].

“ALD403 Pilot Scale Process Implementation Activities” has the meaning as defined in Clause 3(4).

“ALD403 [***] Process Implementation Activities” means certain activities related to the implementation of the fermentation process for the BDS at the [***] Facility and subsequent purification in Purification Pilot Plant using the Process as described in Schedule 8.

“ALD403 Process Implementation Activities” has the meaning set forth in Clause 3(1).

“Alder Intellectual Property” shall mean all Intellectual Property of Alder or its Affiliates, including but not limited to Alder’s Background IP, Outside IP, Alder Collaboration IP and Alder’s share in Joint Collaboration IP.

”Alder Materials” means all materials and reagents owned, possessed or controlled by Alder or its Affiliates and associated with the generation of recombinant antibodies using [***] (including without limitation the Product), and any modification, addition, improvement, adaptation, enhancement, derivative, variant, or progeny, material or otherwise, of any of the foregoing. The foregoing includes, without limitation, [***] (including, without limitation, the Product), and includes without limitation the Process Transfer Materials and the other materials that are to be or have been provided to Sandoz under this Agreement.

“Alder Product” means any pharmaceutical product containing the BDS developed, registered, manufactured, sold, marketed, commercialized or used otherwise by or on behalf of Alder, its Affiliates, licensees, subcontractors or any other Third Parties acting for or on behalf of any of the foregoing.

“Alder ALD403 Approval” means the regulatory approval to place the Product on the market granted by the competent Regulatory Authority, including a BLA approval or an NDA approval granted by the FDA or a marketing authorization granted by the EMA or any national Regulatory Authority in any member state of the European Union.

“Alder Release Specifications” refers to the jointly approved “Alder Release Specifications” set forth in the Specifications Letter and the Quality Agreement, and means the BDS Specifications that are tested outside of Sandoz (by Alder or a testing laboratory retained by Alder) and which, in addition to the other BDS Release Specifications, are required to be met in order to demonstrate that the BDS conforms to the requirements set forth in Clause 18(1). The first version of the Alder Release Specifications is set forth on Schedule 2 to the Specifications Letter for initial planning purposes, but the controlling version is set forth in the Quality Agreement.

“Alder Reserved Capacity” shall have the meaning set forth in Clause 11 (1).

“Alder Technology” means all proprietary technical information, Know-How and other Intellectual Property (including, without limitation, processes, together with associated data and information) which is owned, controlled or possessed by Alder or its Affiliates and associated with the generation of recombinant antibodies using [***] (including without limitation the Product). Alder Technology does not include information in the public domain (which, for purposes of this clause, means information that is in the public domain and the use of which is not restricted by applicable law (such

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

as patent or trademark law).  Alder Technology also does not include technology contained in Sandoz’s Background IP. Alder Technology includes specifically and without limitation the Process Transfer Information.

“Alder Technology Improvements” means any Collaboration IP which is a modification, addition, improvement, adaptation, enhancement, derivative, variant, or progeny, material or otherwise, to Alder Technology or Alder Materials or to a use of Alder Materials.  Alder Technology Improvements include specifically and without limitation patentable and unpatentable improvements or modifications of the Alder Technology derived from or obtained using Alder Technology, Alder Confidential Information, Alder Materials and/or the BDS.

“Analytical Transfer Activities” has the meaning set forth in Clause 3(3).

“Assets” means any asset that (i) is permanently affixed to a facility, and/or (ii) is not capable of being easily moved from the facility and/or which (iii) is part of the permanent facility. Assets shall comprise the assets listed in Schedule 4 to this Agreement.

“Audit” means an audit and inspection of all documents, processes and facilities of Sandoz or of any approved subcontractor applicable to the Manufacture of the BDS.

“Background IP” shall mean, with respect to each individual Party, (i) any and all Intellectual Property that is owned or controlled by such Party or its Affiliates on or before the Effective Date, and (ii) any and all Intellectual Property that is owned or controlled by such Party or its Affiliates and made or conceived after the Effective Date and, in the case of Alder, does not fall under Collaboration IP, and, in the case of Sandoz, does not fall under Collaboration IP or Outside IP and was made or conceived by Sandoz without the use of Alder Materials or Alder Technology or any other information, technology or materials owned or controlled by Alder or its Affiliates. Background IP of Alder shall include, without limitation, any Intellectual Property associated with, contained in or consisting of (i) the Analytical Phase Protocol, and/or (ii) the Process Transfer Information.

“Bankruptcy” has the meaning as set forth in Clause 31(2)(b).

“Batch” means uniquely identified or identifiable BDS that has been Processed in one process or series of processes.

“Batch Price” means the price of BDS calculated on a per Batch basis as set out in Schedule 12.

“BDS Specifications” means the specifications that are required to be met in order to demonstrate that the BDS conforms to the requirements set forth in Clause 18(1), and means, individually or collectively, as the context requires, (i) the Sandoz Release Specifications, (ii) the Alder Release Specifications, and (iii) the Additional Release Specifications, including the set of analytical tests, methods and acceptance criteria for BDS attributes, all as set out in the Specifications Letter and the Quality Agreement. Sandoz and Alder will jointly agree on all BDS Specifications. The first versions of the BDS Specifications are set forth on Schedule 2 to the Specifications Letter for initial planning purposes, but the controlling versions will be set forth in the Quality Agreement.  The BDS Specifications may be amended in writing from time to time by the agreement of the Parties in accordance with the change control process set forth in the Quality Agreement.

“Biosimilar” means a [***] described in further detail on Schedule 1 to the Specifications Letter or having an [***] described in further detail on Schedule 1 to the Specifications Letter, wherein said [***] is approved on the basis of Article 10(4) of the Directive EC/2001/83 or Section 351(k) of the Public Health Service Act (42 U.S.C. 262) or any amendments related thereto or any other similar regulations promulgated by the EMA, the FDA or by other applicable Regulatory Authorities having equivalent approval standards, and which references the Product.

“BLA” means Biologics License Application, or the comparable application required by the European Union, filed for the Product by Alder with the U.S. FDA or a comparable filing for

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

regulatory approval in a jurisdiction other than the United States and all subsequent submissions, supplements or amendments related thereto.

“Budgeted Fee” shall mean the budgeted fee for the related activities, as set out in the relevant Schedule (i.e. Schedule 4 for the Facility Modifications, Schedule 5 for the Demonstration Lot Campaign, Schedule 6 for the Analytical Activities and Schedule 7 for the Validation Lot Campaign)

”Bulk Drug Substance” or “BDS” means the bulk drug form of the Product that is to be or has been Manufactured by Sandoz pursuant to this Agreement.

“Calendar Year” means a time period starting on January 1 and ending on December 31.

“Capacity Fee” has the meaning set forth in Clause 11(2).

“Confidential Information” has the meaning as set forth in Clause 25(1).

“Certificate of Analysis” means a document signed by an authorized employee of Sandoz stating and confirming that the BDS to which such document refers has been Manufactured in accordance with this Agreement, including the Sandoz Release Specifications and cGMP.

“Certificates” means, with respect to each Batch of BDS, all appropriate certificates of analysis and/or certificates of testing and conformance, signed and certified by an authorized employee, including the executed batch record file and other documentation required under the Quality Agreement for Release.

“cGMP” means (i) the regulatory requirements for current good manufacturing practices, including the United States’ current Good Manufacturing Practices pursuant to the U.S. Federal Food, Drug, and Cosmetic Act, as amended (21 U.S.C. Sect. 301 et seq.), and pursuant to relevant regulations found in Title 21 of the U.S. Code of Federal Regulations (including Parts 210, 211, 600 and 611), and the European Union’s current Good Manufacturing Practices pursuant to the European Commission in Directive 91/356/EEC, as amended by 2003/94/EC, and the Guide to Good Manufacturing Practice (Volume 4 of “The rules governing medicinal products in the European Union”), and (ii) if and to the extent agreed upon by the Parties after the Effective Date, any comparable laws, rules or regulations of any other jurisdiction (such as Japan), each as amended from time to time.

“cGMP Batch” means a Batch that is or is supposed to be Manufactured in accordance with cGMP, and the resulting Product does or is supposed to be cGMP compliant and meet the BDS Specifications.

“CMC” means the Chemistry, Manufacturing, and Controls content of regulatory applications including all INDs and BLAs (and amendments thereto) filed by Alder for the Product.

“Collaboration IP” shall mean any and all patentable or unpatentable discoveries and inventions and associated Intellectual Property made or conceived as a result of performing or facilitating the performance of the Services under this Agreement. Any and all patentable or unpatentable discoveries and inventions and associated Intellectual Property made or conceived from any other use of Alder Materials or Alder Technology provided by Alder to Sandoz or which becomes known by Sandoz under this Agreement, including any such use which is outside the uses permitted under or otherwise outside the scope of this Agreement, shall not fall under “Collaboration IP” and shall instead be referred to as “Outside IP” for purposes of this Agreement and shall be the sole property of Alder.

“Commercially Reasonable Efforts” means, with respect to a Party, [***]

“Commercial Batches” means any Batches of BDS Manufactured as part of the Contract Manufacture.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

“Contract Manufacture” means Manufacture of the BDS under this Agreement during the Contract Manufacture Phase, excluding any Manufacture of BDS as part of the ALD403 Process Implementation Activities the DLC or the VLC.

“Contract Manufacture Phase” has the meaning as set forth in Clause 10(1).

“Delivery” and all variations of this term, means the delivery to Alder of a Batch of BDS together with all applicable Certificates.

“Demonstration Lot Campaign” or “DLC” has the meaning as set forth in Clause 5(1).

“Demonstration Lot Campaign Fee” has the meaning as set forth in Schedule 5.

“Effective Date” has the meaning set forth in the opening paragraph of this Agreement.

“Engineering Batch” means a Batch that is or is supposed to be Manufactured in accordance with cGMP, which resulting BDS may not meet the BDS Specifications or be cGMP compliant.

“[***]” means [***] as defined in INCOTERMS 2010.

“Facilities” means the [***] Fermentation Facility and the [***] Fermentation and Downstream Facility.

“Facility” means the [***] Fermentation Facility or the [***] Fermentation and Downstream Facility.

“Facility Modification Costs” has the meaning set forth in Clause 4(2).

“Facility Modifications” has the meaning set forth in Clause 4(1).

“Firm Order” has the meaning as set forth in Clause 13(2) and is understood to be binding on the Parties pursuant to the terms of this Agreement.

“Intellectual Property” means (i) Know-How, (ii) copyrights, (iii) patentable and unpatentable inventions and discoveries and any resulting patents, trademarks, and patent and trademark applications, including all divisionals, continuations, substitutions, continuations-in-part, re-examinations, reissues, including patents resulting from a post-grant proceeding, additions, renewals, extensions, registrations, and supplemental protection certificates and the like of any of the foregoing, and (iv) all other intellectual property rights and equivalent or similar forms of protection existing anywhere in the world.

“JSC” has the meaning as set forth in Clause 2(8).

“Know-How” means any and all proprietary Confidential Information, unpatented proprietary inventions, discoveries, technology, trade secrets, and other information (including data, results, reports, expertise, techniques, methods, processes, assays, developments, standard operating procedures, formulas, and specifications), and any physical, chemical or biological materials, which are owned, controlled or possessed by a Party to this Agreement, whether or not patentable, including without limitation any of the foregoing that is necessary or useful for the research, development, manufacture, use, sale, offer for sale, export or import of the Product.

“Legal Requirements” means all laws, rules, regulations, ordinances, guidance, guidelines, and standards of any international, national, state, or local governmental authority which are applicable to the circumstances in which the term “Legal Requirements” is used herein, including without limitation (a) cGMP, (b) the regulations and regulatory guidance promulgated by the FDA and the EMA (and, subject to express prior written agreement of the Parties, other applicable Regulatory Authorities), and (c) all laws and regulations requiring permits, licenses, filings or certifications with

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

respect to Alder , Sandoz, the Sandoz Facility, or the manufacture of BDS or performance of other Services pursuant to this Agreement.

“Manufacture” means the production of the Bulk Drug Substance from the Raw Materials using the Process and shall, where relevant, include manufacturing, formulating, assembling, labeling, packaging, storing, handling, testing, and quality control and assurance, and “Manufactured” and “Manufacturing” shall be interpreted accordingly.

“Manufacturing Campaign” or “‘Campaign” means Manufacture of a series of subsequent Batches in a row. A Manufacturing Campaign has a defined start date and end date. A Manufacturing Campaign includes product change over and may include one or more Technical Batches and one or more Engineering Batches.

“Manufacturing Records” means all documents relating to the Manufacture of a Batch, including manufacturing instructions, deviations, test results, out of specification results, investigations, bills of materials and Certificates, including Certificates of Analysis, as described with more particularity in the Quality Agreement.

“Maximum Supply Obligation” shall have the meaning as set forth in Clause 11(3).

[***]

[***]

“Modification” means any modification, addition, improvement, adaptation, enhancement, derivative, variant, or progeny, material or otherwise.

[***]

“Non-conforming” or “Non-conformity” has the meaning as set forth in Clause 20(3).

“Outside IP” has the meaning as set forth in the definition of Collaboration IP.

“Parties” means Alder and Sandoz.

“Party” means Alder or Sandoz.

“Per Gram Price” means the price of BDS calculated on a per gram basis.

“Process” means the series of processes, methods, tests and techniques by which the BDS is Manufactured from the ALD403 Cell Line, as described in detail in a manufacturing process description document for the process established at such facility, which shall be agreed by the Parties, and as defined in the Manufacturing Records, generated for such facility where the BDS is Manufactured, and “Processed” and “Processing” shall be interpreted accordingly.  The Process may be amended in writing from time to time by agreement of the Parties in accordance with the change control process set forth in the Quality Agreement. Sandoz shall not change the Process except at the request of or with permission from Alder.

“Process Transfer Information” means all Know-How, registration data, experience, instructions, standards, methods, test and trial results, manufacturing processes, hazard assessments, quality control and assurance standards, formulae, specifications, storage data, samples, drawings, designs, analytical methods, validation reports of analytical methods and all other relevant information relating to the BDS and/or the Product, the Process, and the Manufacture, testing or storage of the BDS, including the information and the “Process Transfer Materials” as set out in Schedule 10.

“Product” means the proprietary product known as ALD403, which is a [***], described in further detail on Schedule 1 to the Specifications Letter.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

“Quality Agreement” means the separate agreement to be executed by Sandoz and Alder, which refers to this Agreement and which defines the quality assurance and regulatory responsibilities of the Parties as they relate to this Agreement, which is incorporated into this Agreement by this reference and constitutes an integral part of this Agreement.

“Raw Materials” means raw materials and consumables (including resins and membranes) which are used or to be used by Sandoz for the Manufacture of BDS or – if applicable – the performance of other Services under this Agreement. A list of Raw Materials which are used for the performance of the Process, including a list of critical raw materials, shall be attached to the Quality Agreement.

“Regulatory Approval” means any product license, marketing authorization or clinical trials certificate issued by the relevant Regulatory Authority permitting, as appropriate, the importation, distribution, sale, marketing and/or use of the Product in any country.

“Regulatory Authority” means the European Medicines Agency (“EMA”) or the U.S. Food and Drug Administration (“FDA”) or any equivalent competent governmental regulatory body in any other jurisdiction.

“Regulatory Support Services” has the meaning set forth in Clause 8.

“Released” and all variations of this term means the release of BDS in accordance with the release mechanism described with particularity in the Quality Agreement.  Sandoz Release means the initial release of the BDS by Sandoz, by which Sandoz states that, as applicable, the BDS was Manufactured in accordance with this Agreement, including cGMP, and conforms with the Sandoz Release Specifications based on the results of all BDS tests listed in the Sandoz Release Specifications. Sandoz Release is demonstrated by its issue of the Certificates, including a Certificate of Analysis.  ,

“Rolling Commercial Forecast” has the meaning as set forth in Clause 12(2).

“Sandoz Intellectual Property” shall mean all Intellectual Property of Sandoz, including but not limited to Sandoz’s Background IP, Sandoz Collaboration IP (other than Alder Technology Improvements, which are the sole property of Alder) and Sandoz’s share in Joint Collaboration IP (other than Alder Technology Improvements, which are the sole property of Alder).

“Sandoz Release Specifications” refers to the jointly approved “Sandoz Release Specifications” set forth in the Specifications Letter and the Quality Agreement, and means that portion of the BDS Specifications that are tested by Sandoz or a testing laboratory retained by Sandoz, and which, in addition to the other BDS Release Specifications, are required to be met in order to demonstrate that the BDS conforms to the requirements set forth in Clause 18(1). The first version of the Sandoz Release Specifications is set forth on Schedule 2 to the Specifications Letter for initial planning purposes, but the controlling version is set forth in the Quality Agreement.

“Services” means any services to be performed by Sandoz under this Agreement, including Manufacturing, Process implementation activities, analytical activities or regulatory support services.

“Senior Officers” means the [***] of Sandoz, or such other person holding a similar position designated by Sandoz from time to time, and the [***] of Alder or such other person holding a similar position designated by Alder from time to time.

“Specifications Letter” means the written letter agreement between Alder and Sandoz dated as of the Effective Date of this Agreement that references this Agreement and includes, as Schedule 1, a description of the amino acid sequence of the Product, and, as Schedule 2, the first versions of the BDS Specifications.

“Technical Batch” means, with respect to a Batch, that such Batch is Manufactured as a technical trial run and any resulting BDS may not meet the BDS Specifications.

“Technical Committee” has the meaning as set forth in Article 2.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

“Technical Issue” has the meaning as set forth in Clause 9(1).

“Technical Transfer Workscope” means the workscope to be discussed and developed by the Technical Committee.

“Territory” means the world.

“Third Party” means any individual or entity other than Alder or Sandoz or an Affiliate of Alder or Sandoz.

“Validation Lot Campaign” or “VLC” has the meaning as set forth in Clause 7(2).

“w.v.” means working volume scale.

(2)	Words denoting persons shall include bodies corporate and unincorporated associations of persons and vice versa.
(3)	Clauses 1(1) and 1(2) apply unless the contrary intention expressly appears elsewhere in this Agreement.
(4)	Any reference, express or implied, to any law includes references to
(a) that law as amended, extended or applied by or under any other law (before or after the signature of this Agreement) and
(b) any subordinate legislation made (before or after the signature of this Agreement) under that law, as amended, extended or applied as described in Clause 1(4)(a).
(5)	The headings in this Agreement are for convenience of reference only and do not affect the interpretation or scope of this Agreement or any provision herein.
(6)

Wherever any provision of this Agreement uses the term “including” (or “includes”), such term shall be deemed to mean “including, without limitation” and “including, but not limited to” (or “includes, without limitation” and “includes, but is not limited to”) regardless of whether the words “without limitation” or “but not limited to” actually follow the term “including” (or “includes”).

(7)	Whenever the term “will” is used in this Agreement, then, when required by the context, such term shall be deemed to mean “shall” and shall be interpreted as a mandatory obligation.
(8)	The Schedules attached hereto are an integral part of this Agreement and are incorporated herein by reference.
2.	JOINT TECHNICAL COMMITTEE AND JOINT STEERING COMMITTEE
(1)

The Parties have established, or are in the process of establishing, a technical committee to be responsible for implementation and overseeing all activities to be performed hereunder (the “Technical Committee”).  The number of such representatives shall be approximately [***] for each of Alder and Sandoz, or such other number as the Parties may agree from time to time.  Each Party shall provide the other with a list of its initial members of the Technical Committee within [***] after the Effective Date. Each Party may replace any or all of its representatives on the Technical Committee at any time upon written notice to the other Party.  Any member of the Technical Committee may designate a substitute to attend and perform the functions of that member at any meeting of the Technical Committee and each Party may, in its reasonable discretion, invite non-member representatives of such Party to attend such meetings.  Each Party shall select a co-chairperson for the Technical Committee to serve coterminous [***] terms.  The co-chairs shall at the first meeting of the Technical Committee establish the administrative procedures for the operation of the Technical Committee which may be changed from time to time as the members may agree.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

(2)

The Technical Committee shall manage the day-to-day technical activities of the Parties.  In addition to any other functions that the Parties may agree, in writing, are to be the responsibility of the Technical Committee, the Technical Committee shall discuss all tasks and implement the Parties decisions pertaining to the development related services hereunder, including, without limitation: [***]

(3)

The Technical Committee shall meet, on such dates, and at such places and times, as the Parties shall agree in order to perform the development related functions under this Agreement.  The members of the Technical Committee also may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate.

(4)

All decisions of the Technical Committee shall be made by consensus, with each Party having collectively one (1) vote.  In the event that the Technical Committee is unable to reach a consensus decision within [***] after the Technical Committee has met and attempted to reach such consensus, then either Party may, by written notice to the other, submit such dispute or claim to each Party’s upper management.  In the event of the Parties are unable to resolve such dispute or claim, such dispute or claim shall be resolved in accordance with the procedure set forth in this Agreement.

(5)	The Technical Committee is not empowered to overrule or amend the terms and conditions of, or declare any Party in breach of, this Agreement.
(6)	Each Party shall bear all travel and related costs and expenses for its members and invitees to attend meetings of, and otherwise participate on, the Technical Committee.
(7)

The Parties acknowledge and agree that the Technical Committee shall survive for purposes of managing the technical aspects of routine manufacture of the Alder BDS under this Agreement (if applicable) including, without limitation, monitoring of biologic processes, evaluation of new process technology, evaluating the cycle time of the manufacturing process, amending specifications relating to Sandoz’s tests, making any appropriate changes in analytical methodology at Sandoz, responding to recurring performance issues at Sandoz, and conducting such other activities as may be mutually agreed upon by the Parties from time to time.

(8)

The Parties hereby establish a Joint Steering Committee (the “JSC”) to perform the functions described in or referred to in this Clause 2.  The establishment of the JSC is intended to facilitate decision-making and management of the Parties’ activities under this Agreement, and each Party agrees to use good faith and cooperative efforts to facilitate and assist the efforts of the JSC.

(9)

The JSC shall be composed of [***] members, [***] members appointed by each Party, but no member shall be the Chief Executive Officer of a Party.  Within [***] after the Effective Date, each Party shall notify the other Party of the identity of its initial [***] representatives to the JSC.  Each Party may replace any or all of its JSC representatives at any time upon written notice to the other Party. Notwithstanding of the foregoing, each Party may, at its discretion but subject to the requirements of clause 25 (Confidentiality) and the other applicable requirements of this Agreement, have present at meetings of the JSC such other employees, consultants and other individuals as it may deem necessary to aid it in participating in meetings of the JSC.

(10)

Sandoz will designate one of its representatives as the initial Chairperson of the JSC.  The Chairperson shall be responsible for scheduling meetings, preparing and circulating an agenda in advance of each meeting, and preparing and issuing draft minutes of each meeting within [***] thereafter. The Chairpersonship of the JSC shall alternate between Sandoz and Alder on a rotating basis, with each Party’s Chairperson fulfilling such role for a period of [***].

(11)

The Parties shall endeavor to schedule meetings of the JSC at least [***] in advance.  In-person meetings shall alternate between the places of business of the Parties, unless otherwise agreed by the Parties. During the term of this Agreement, the JSC shall endeavor to meet at least [***], and shall, in any event, meet [***].  A meeting may be held by audio or video teleconference.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

(12)

A quorum for a meeting of the JSC shall require the presence of at least [***] of each Party in person or by telephone.  All decisions made or actions taken by the JSC shall be made by unanimous decision of the members, with the members of one Party cumulatively having one vote and the members of the other Party cumulatively having one vote. The JSC shall have no power to amend or overrule the terms of this Agreement.

(13)	The Parties agree that the minutes of the JSC meetings shall not be deemed final unless and until they shall have been approved by the JSC.

3.	ALD403 PROCESS IMPLEMENTATION ACTIVITIES
(1)

Sandoz shall perform the following activities related to the implementation of the ALD403 Process as described in this Article 3 and in Schedule 8 (the “ALD403 Process Implementation Activities”) within the applicable time periods set out in Schedule 3:

(a)	[***];
(b)	the Analytical Transfer Activities;
(c)	the ALD403 Pilot Scale Process Implementation Activities; and
(d)	the ALD403 [***] Process Implementation Activities.
(2)	[***]
(3)

Upon both Parties executing this Agreement, and not later than [***], Alder will begin supplying and transfer to Sandoz all Process Transfer Information that is reasonably required for Sandoz to Manufacture and deliver the BDS. Alder will use its Commercially Reasonable Efforts to ensure that the Process Transfer Information is supplied and transferred to Sandoz.

  (a) Alder will provide such technical assistance as is required to enable the effective transfer of the Process Transfer Information referred to in Clause 3 including but not limited to demonstration of the Process in Alder’s or Alder’s subcontractors’ facilities.

  (b) Subject to prior agreement by the parties of the Analytical Transfer Activities Protocol, Sandoz shall perform analytical testing in accordance with the Analytical Transfer Activities Protocol.

  (c) If during the Analytical Transfer Activities the Parties identify an unforeseeable technical problem, which prevents Sandoz from conducting analytical tests pursuant to the Analytical Transfer Activities Protocol, then the following procedure shall apply:

(i) Sandoz may request further reasonable technical assistance from Alder and Alder shall provide technical assistance as deemed appropriate by Sandoz.

(ii) Sandoz shall use Commercially Reasonable Efforts to resolve the problem and Alder shall be entitled to have a representative present at the Sandoz site and to fully participate in solving such problem to ensure that this provision is satisfied.

(iii) The additional cost of resolving the problem shall be borne by Alder and such amount shall not exceed [***] without the express prior written consent of Alder which consent must not be unreasonably withheld.

(iv) If the Parties have not either resolved the problem in the manner described in 3(c)(ii) within [***] of identification thereof or agreed on a program for the resolution of the problem within such [***] period, then either Party may terminate this Agreement by giving at least [***] written notice, in which case their obligations hereunder shall terminate, other than each Party’s obligations which are set forth in clauses that expressly survive the expiration or termination of

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

this Agreement, including without limitation each Party’s obligations to keep confidential and return the other Party’s Confidential Information, Alder’s payment obligations, and each Party’s obligations with respect to Intellectual Property; provided, however, that this Agreement will not be terminated if Alder determines, in its discretion and at its expense, that the Parties should continue Commercially Reasonable Efforts to resolve the problem while simultaneously progressing to the ALD403 Pilot Scale Process Implementation Activities, and provided further that in such event Alder shall bear the Actual Fee for such continuing attempts to resolve the problem and Sandoz shall be entitled to invoice the Actual Fee for the Services rendered in performing the problem-solving activities and the Analytical Transfer Activities.

  (d) Upon completion of the Analytical Transfer Activities, Sandoz shall provide Alder with a written report on the results of the Analytical Transfer Activities according to the Analytical Transfer Activities Protocol, together with an invoice for the Actual Fee of Analytical Transfer Activities. If the targets of the Analytical Transfer Activities as set out in the Analytical Transfer Activities protocol have been achieved based on the results as shown by Sandoz, the Parties will then commence the ALD403 Pilot Scale Process Implementation Activities as set out in Clause 3(4); provided, however, that in Alder’s reasonable discretion and at Alder’s expense and risk, the Parties will upon agreement commence the ALD403 Pilot Scale Process Implementation Activities prior to completing the Analytical Transfer Activities, in which event Sandoz shall be entitled to invoice the Actual Fee for Analytical Transfer Activities upon completion of and delivery of the draft report for the Analytical Transfer Activities.

(f) In consideration of the performance of the Analytical Transfer Activities and attainment of the deliverables specified in the relevant protocols or as specified in Schedule 8, Alder shall pay to Sandoz the Actual Fee for the Analytical Transfer Activities as defined in Schedule 8.

(4)

Sandoz shall perform certain activities relating to the implementation of a manufacturing process for the BDS at [***] w.v. pilot scale using the Process as described in Schedule 8 (the “ALD403 Pilot Scale Process Implementation Activities”).

(a) Sandoz shall carry out the ALD403 Pilot Scale Process Implementation Activities based on the Process, [***].

(b) Alder shall transfer and deliver to Sandoz the ALD403 Process Transfer Information that is reasonably required for Sandoz to conduct the ALD403 Pilot Scale Process Implementation Activities.  Alder shall use its Commercially Reasonable Efforts to provide technical assistance to Sandoz to enable Sandoz to perform the ALD403 Pilot Scale Process Implementation Activities.

(c) Upon completion of the ALD403 Pilot Scale Process Implementation Activities, Sandoz shall provide a written report to Alder describing in reasonable detail to which extent the agreed targets as set out in the ALD403 Pilot Scale Process Implementation Activities have been reached.

(d) In consideration of the performance of the ALD403 Pilot Scale Process Implementation Activities and attainment of the deliverables specified in the relevant protocols or as specified in Schedule 8, Alder shall pay to Sandoz the Actual Fee for the ALD403 Pilot Scale Process Implementation Activities as defined in Schedule 8.

(5)

Sandoz shall perform certain activities related to the implementation of a manufacturing process for the BDS at the [***] Fermentation Facility and subsequent purification in Purification Pilot Plant using the Process as described in Schedule 8 (the “ALD403 [***] Process Implementation Activities”).

(a) Subject to prior completion of the ALD403 Pilot Scale Process Implementation Activities (not necessarily including the final report), Sandoz shall perform the ALD403 [***] Process Implementation Activities as described in Schedule 8.

(b) It is agreed that any ALD403 [***] Process Implementation Activities are not required to be in compliance with GMP requirements, and that any Batches Manufactured as part of the ALD403 [***] Process Implementation Activities will be Technical Batches.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

(c) Upon completion of the ALD403 [***] Process Implementation Activities and completion of all in-process BDS testing and attainment of the deliverables specified in the relevant protocols or as specified in Schedule 8, Alder shall pay to Sandoz the Actual Fee for the ALD403 [***] Process Implementation Activities as defined in Schedule 8.

4.	FACILITY MODIFICATIONS AND OTHER SPECIFIC INVESTMENTS
(1)

Sandoz will use Commercially Reasonable Efforts to implement in a timely manner the modifications to the [***] Facility as set forth in Schedule 4 required for the scale-up of the Manufacturing Process for the BDS to the [***] Facility (collectively the “Facility Modifications”), including procuring, engineering, installing, testing and validating the applicable equipment and systems, in accordance with the budget set forth in Schedule 4.

(2)

All Assets for the Facility Modifications will be purchased by Sandoz on its own behalf. Sandoz shall be the sole owner of all Assets. Alder shall reimburse Sandoz for [***], the “Facility Modification Costs”) as follows: Sandoz shall be entitled to invoice, and Alder shall pay to Sandoz, such Facility Modification Costs as set forth in Schedule 4, up to a maximum aggregate amount of [***], which may be invoiced by Sandoz upon start of the DLC. Sandoz shall be responsible for maintaining such Assets and for all of the costs and expenses related thereto in order to keep them in acceptable working condition. Sandoz shall take Commercially Reasonable Efforts to minimize the Facility Modification Costs, including by minimizing the facility idle and shutdown time necessary for installation and implementation of Facility Modifications.  Sandoz shall provide Alder with regular updates regarding the progress and the completion and qualification of the Facility Modifications.  Alder may review on-site records relating to the Assets and the Facility Modifications, including the applicable change control/summary detailing the outcomes and validation of the Facility Modifications.

(3)

The Parties acknowledge that based on results of any process development, process optimization and scale-up activities related to the Process, an adjustment to the Facility Modifications may be required, provided that such adjustments and any other investments shall be subject to prior mutual written agreement by the Parties.

(4)

If i) the specific attributes of the BDS, ii) Alder and/or iii) a Regulatory Authority (because of an inspection of Sandoz’s facilities or otherwise) require a change in the Process or Manufacture, or to facility configuration, or to the BDS Specifications, that affect the cost of Manufacturing the BDS, then upon written notification by either Party to the other, Sandoz and Alder will meet to discuss (a) any change to the fees, (b) the date upon which such fee increase will take effect, and (c) any required investment or (d) any other consequences arising from such change.

5.	DEMONSTRATION LOT CAMPAIGN (DLC)
(1)

Subject to completion and qualification of the Facility Modifications, Sandoz shall perform a Manufacturing Campaign at the [***] Facility consisting of the number of Technical Batches, Engineering Batches and cGMP Batches (subject to adjustment according to Clause 15) according to the Process and as described in Schedule 5 (the “Demonstration Lot Campaign” or “DLC”) during the time period defined in Schedule 3 for the DLC.

(2)	In consideration of the performance of the DLC, Alder shall pay to Sandoz the Actual Fee for the DLC as described in Schedule 5 and Clause 22(4).
6.	ANALYTICAL ACTIVITIES
(1)

Alder shall have the option (the “AA Option”) to order analytical activities (“Analytical Activities”) to be established and agreed between the Parties with pricing and milestones provided in Schedule 6 subject to the terms and conditions of this Clause 6 and in accordance with Clause 22(4).  The AA Option may be exercised by Alder by written notice to Sandoz, which notice may be given no later than [***] and no later than [***].

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

(2)

Sandoz shall perform the Analytical Activities as described in Schedule 6 and according to the “Analytical Activities Protocol” agreed in accordance with Clause 6(3). Alder and Sandoz will reasonably modify and/or confirm Schedule 6 at least [***] in advance of commencing the Analytical Activities.

(3)

Not later than [***] in advance of commencing the Analytical Activities, Alder and Sandoz will agree upon the Analytical Activities Protocol in writing. If agreed by Alder and Sandoz, separate Analytical Activities Protocols may be generated for each analytical method.

(4)

Not later than [***] in advance of commencing the Analytical Activities, Alder will begin supplying and transferring to Sandoz all Process Transfer Information and Process Transfer Materials that are reasonably required for Sandoz to perform the Analytical Activities.

(5)	The Analytical Activities shall be completed no later than [***]. The qualification activities for [***] and [***] shall be completed no later than [***]
(6)	Sandoz will perform all such activities at its facilities, but it may subcontract tests to laboratories which have been qualified by Sandoz, in each case subject to Alder’s prior written agreement.
(7)	Sandoz shall provide Alder with regular updates regarding the progress of the Analytical Activities, including through periodic teleconferences between the Parties.
(8)

In consideration for the Services provided by Sandoz as part of the Analytical Activities and attainment of the deliverables specified in the relevant protocols, Alder shall pay to Sandoz the Actual Fee for the Analytical Activities as set out in Schedule 6.

(9)	Upon completion of the Analytical Activities, Sandoz shall provide to Alder a written report (in English language) on the results of the Analytical Activities.
7.	VALIDATION LOT CAMPAIGN (VLC)
(1)	Subject to the terms and conditions of this Clause, Alder shall place a written order for the VLC no later than [***] but in no event later than [***].
(2)

Subject to (i) successful completion of the DLC (ii) process characterization activities have been completed and concluded no later than [***], (iii) the Analytical Activities have been completed, and in addition (iv) the required documents to start a process validation have been approved by Alder and Sandoz, then Sandoz shall perform a Manufacturing Campaign at the [***] Facility consisting of the number of Engineering Batches and cGMP Batches (subject to adjustment according to Clause 15) as described in Schedule 7 (the “Validation Lot Campaign” or “VLC”) within the Calendar Year following the Calendar Year of performance of the DLC, and will deliver the BDS Batches produced therefrom to Alder (or Alder’s designee) upon completion of such Campaign. Each Party will use Commercially Reasonable Efforts to achieve the goals stated in Clause 7(2) (i), (ii), (iii) and (iv) in a timely manner.  Alder is subject to Capacity Fee charges in accordance with Clause 11(2).

(3)

The Parties acknowledge that additional BDS Batches may be Manufactured as Engineering Batches depending on (i) status and robustness of the Process and (ii) any process changes that may be incorporated based on process characterization studies or other process optimization studies, and (iii) to fulfill the requirements in the process characterization protocol, in order to enable Sandoz to successfully perform the Validation Lot Campaign.

(4)

In consideration for Sandoz Processing the BDS under the VLC and attainment of the deliverables specified in the relevant protocols, Alder will pay to Sandoz the Actual Fee for the Validation Lot Campaign as set out in Schedule 7 and Clause 22(4).

8.	REGULATORY SUPPORT SERVICES

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

Sandoz shall use Commercially Reasonable Efforts to (i) assist Alder in the preparation of an IND, BLA, MAA or other such documentation in relation to the Manufacture of the BDS as may be reasonably required by Alder in support of Alder’s Regulatory Approval for the Product, (ii) respond in a timely manner, with due consideration to the nature of the circumstances and to any reasonable timing requested by Alder, to all queries and requests for information from the FDA and the EMA, (iii) maintain information about the BDS and its Manufacture for such time and in such manner as required by the FDA and the EMA (provided, however, that Sandoz shall notify Alder prior to responding to the FDA or the EMA and permit Alder to consult with it in formulating such response), (iv) assist Alder (to the extent requested by Alder) in the preparation of documentation in relation to the Manufacture of the BDS for the purpose of supporting Alder’s submission to any other Regulatory Authorities and shall respond (to the extent reasonably requested by Alder) to any queries and requests for information from such other Regulatory Authorities (the foregoing activities under (i), (ii), (ii) and (iv) herein individually and collectively referred to as “Regulatory Support Services”). Alder shall compensate Sandoz for any such activities at [***]. Scope, timing and details of regulatory activities shall be discussed and agreed in the Technical Committee as early as reasonably practicable.

9.	TECHNICAL ISSUES

(1) If the Parties identify an unforeseen technical issue in connection with any of the ALD403 Process Implementation Activities, DLC or VLC (a “Technical Issue”), which prevents Sandoz from performing such activities pursuant to this Agreement, then the following procedure shall apply:

(a) Alder or its representative(s) may provide Sandoz with technical assistance as reasonably appropriate.  Upon request of Sandoz, Alder shall provide Sandoz with technical assistance as reasonably appropriate.

(b) Sandoz shall use Commercially Reasonable Efforts to identify a root cause and resolve the Technical Issue and develop corrective and preventative actions in connection with such Technical Issue. Alder shall be entitled to have a reasonable number of representatives at the Sandoz site (including Third Party consultants) and to fully participate in solving such problem to ensure that this provision is satisfied.

(c) The additional cost and expenses to resolve the Technical Issue shall be borne by [***]

(d) If the Parties are unable to resolve the Technical Issue in the manner described in Clause 9(1)(b) within [***] of identification thereof, unless the Parties are progressing to a mutually agreeable resolution of the issue, then (subject to the last portion of this paragraph) either Party may terminate this Agreement, in which case their obligations hereunder shall terminate, other than each Party’s obligations which are set forth in provisions which expressly survive the expiration or termination of this Agreement; provided, however, that this Agreement will not be terminated if Alder determines, in its discretion and at its expense, that the Parties should continue attempts to resolve the Technical Issue.

10.	CONTRACT MANUFACTURE PHASE
(1)

During the time period starting the day immediately following the earlier of [***] (the “Contract Manufacture Phase”), Alder shall be entitled to purchase from Sandoz BDS quantities Manufactured in the [***] Facility in accordance with the terms of this Agreement during the remainder of the Term of this Agreement. Starting with [***], Alder shall place orders for the Alder Reserved Capacity (used for [***] and following) or alternatively pay the Capacity Fee, as set forth in Clause 11.

(2)

In consideration for Sandoz Manufacturing the BDS under the Contract Manufacture Phase, Alder will pay to Sandoz the Actual Fee for the Batches Manufactured under the Contract Manufacturing Phase according the pricing model as set out in Schedule 12 and Clause 22(4).

(3)	For the avoidance of doubt, Clause 14 (Manufacture of Additional Engineering Batches) and Clause 16 (Raw Materials) shall also apply with respect to the Contract Manufacture Phase.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

11.	Binding CAPACITY RESERVATION/Maximum Supply Obligation
(1)

For each Calendar Year of the Term, beginning [***], Alder hereby reserves capacity for production of BDS of [***] at Sandoz’s [***] Facility for each such year of the Term (“Alder Reserved Capacity”). Alder shall place orders according to Clause 13 sufficient to fully consume the Alder Reserved Capacity. The Alder Reserved Capacity and the Maximum Supply Obligation take into consideration the general principle regarding Engineering Batches as described in Clause 14.

(2)

If in [***] or any subsequent Calendar Year during the Term, Alder does not fulfil its obligation to order amounts of BDS fully consuming the Alder Reserved Capacity, Sandoz shall invoice Alder for and Alder shall pay to Sandoz, no later than by [***] as a compensation for reserved but unused manufacturing capacity. The Capacity Fee shall be [***] (“Capacity Fee”) and will be assessed on a [***] of the Alder Reserved Capacity. For clarity, the Alder Reserved Capacity shall be deemed fulfilled for each Calendar Year in which Alder places orders for at least [***] of capacity in the [***] Facility.

(3)

Sandoz shall be under no obligation to accept orders that exceed the Maximum Supply Obligation. The term “Maximum Supply Obligation” means [***] of capacity in the [***] Facilityin each individual Calendar Year.  The Maximum Supply Obligation is based on the assumption that [***] (the “Maximum Supply Obligation”).

12.	FORECAST AND SUPPLY
(1)

The Parties shall work cooperatively together on the basic premise that Alder shall at all times give Sandoz as much advance notice as possible of any changes in its forecasts, and Sandoz shall make Commercially Reasonable Efforts to accommodate such changes if the changes are outside of a firm order period.

(2)

No later than [***], Alder will provide to Sandoz a rolling forecast for Batches of BDS to be Manufactured by Sandoz under this Agreement for Alder and/or its Affiliates for the [***] in which the forecast is provided (each such forecast, a “Rolling Commercial Forecast”).

(3)

Each Rolling Commercial Forecast will consist of (i) a binding obligation to issue orders for at least [***] of the BDS amounts forecasted for [***] covered by the Rolling Commercial Forecast, and (ii) non-binding forecasted demands for BDS for [***] covered by the Rolling Commercial Forecast. The non-binding amounts are for information and general planning purposes only.

(4)

If Alder issues a Rolling Commercial Forecast for more than the Maximum Supply Obligation in any Calendar Year, Sandoz agrees that it will use its Commercially Reasonable Efforts to accommodate such excess demands consistent with this Agreement (including, without limitation, upon financial terms no higher than described herein) in an attempt to meet Alder’s requirements for the BDS, and will inform Alder whether it will fill such excess demands within [***] of receiving the applicable order so as to permit Alder to manage its inventory of BDS and respond to market demand.

(5)	Alder’s current non-binding forecast for Commercial BDS as of effective date is attached as Schedule 9 for information purposes only.
13.	FIRM ORDERS
(1)

With respect to any BDS amounts to be Manufactured, Alder shall place orders in accordance with this Agreement. All orders shall be in writing and include a reference to this Agreement, shall identify and reference the quantity of BDS or extent of related Service ordered, the estimated Purchase Price to be paid for such BDS or related Service, packaging requirements, delivery schedule, delivery locations, invoice information and instructions.

(2)

Sandoz shall accept each order within [***] and provide Alder with Manufacturing and delivery dates, subject to Sandoz’s available capacity accommodating as close as possible Alder’s preferred delivery

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

schedule, and, upon mutual agreement of the Parties on the Manufacturing and delivery schedule, the order will become a “Firm Order”.  A Firm Order shall always constitute a binding obligation of Alder to purchase the BDS amounts ordered and for Sandoz to Manufacture such amounts thereunder. Sandoz shall be obligated to accept and Manufacture Batches under orders that are in accordance with this Agreement and do not exceed the Maximum Supply Obligation.

(3)

Sandoz shall notify Alder by telephone and in writing (a) if Sandoz obtains any information that it will not be able to fill the then most recent Firm Orders, or (b) of any other production issues or other information of which Sandoz becomes aware that may affect the regulatory status of the Product or relate to the ability of Sandoz to supply BDS in accordance with this Agreement and/or any Firm Orders, provided, however, that Sandoz shall still be obligated to Manufacture the quantities set forth in such Firm Order as soon as reasonably practicable.

14.	MANUFACTURE OF ADDITIONAL ENGINEERING BATCHES

In addition to any BDS Batches ordered by Alder under this Agreement as part of the DLC or VLC or during the Contract Manufacture Phase, it is agreed that Sandoz shall be entitled to Manufacture, and Alder shall be obliged to pay the Actual Fee for, further Engineering Batches in addition to the Batches ordered as follows: [***]. For purposes of this Clause 14, “Changed” means a planned modification for which notification to the Regulatory Authorities is reasonably necessary.

15.	DELIVERY
(1)

Following Manufacture of a BDS Batch and Sandoz Release, Sandoz will deliver the BDS Batch to Alder or its designee.  Any BDS Batch (other than Technical Batches and Engineering Batches) will be delivered only after such Batch has first been Released by Sandoz according to the release mechanism set forth in this Agreement and the Quality Agreement, including certification as to cGMP and the Sandoz Release Specifications. Notwithstanding the foregoing, if Alder requests, Sandoz shall deliver Batches of BDS to Alder in quarantine (“Quarantine”) prior to Sandoz’s Release.  Whether a Batch of BDS is shipped under Quarantine or not, Sandoz has responsibility for testing each Batch of BDS, issuing Sandoz’s Certificates and performing Sandoz Release of the BDS and for each Batch of BDS being in conformity with the requirements set forth in Clause 18(1).  Sandoz shall immediately notify Alder of any BDS being ready for dispatch, which shall be shipped as soon as possible.  Delivery of the BDS shall be made by Sandoz to Alder, or such nominee as designated by Alder in writing, [***] and in the quantities and by no later than the applicable delivery date and otherwise in accordance with the specific delivery provisions set out in the applicable Firm Order (as described in Clause 13).

(2)

In the event that Sandoz or Alder discovers an issue which does not result in the immediate rejection of the applicable Batch but does require additional testing, retesting or completion of an operational or quality investigation relating to such Batch by either Sandoz or Alder, the date for Delivery shall be extended. It is being understood that such testing, retesting or completion of operational investigation shall not be unreasonably delayed.

(3)	In case Technical Batches and Engineering Batches result in BDS, such BDS shall be Delivered to Alder upon completion of analytical testing at Sandoz.
(4)

At Alder’s request and in accordance with Alder’s instructions, Sandoz will arrange for transportation of the BDS from Sandoz’s premises to Alder or its designee by a reputable transportation agent and under specified conditions.

(5)

All costs and expenses for the transportation of the BDS including dedicated transportation containers from Sandoz’s premises to Alder (or its designee) shall be borne by Alder.  All such costs shall be billed to and paid by Alder directly.

(6)	Title to and all property rights in the BDS (including any samples) Manufactured under this Agreement shall pass to Alder after such Batch is transferred to Alders’ carrier at the Sandoz facility.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

16.	RAW MATERIALS
(1)

Except for those Raw Materials that Alder agrees it will supply to Sandoz (i.e., [***] that Alder may supply to Sandoz), Sandoz will contract with Third Parties or Affiliates and pay (subject to Alder’s reimbursement as described below) for the supply of all Raw Materials necessary to Manufacture (including without limitation to package the BDS) in accordance with this Agreement. A current list of Raw Materials to be used by Sandoz, including vendor and grade, shall be attached to the Quality Agreement.

(2)	For any development or other Services (except Manufacture of BDS) Sandoz shall invoice Alder for the [***], as part of the invoice for the corresponding Service (including the Analytical Activities).
(3)

For any Manufacturing activities in the [***] Facility, Sandoz shall invoice Alder for [***]  Sandoz will maintain written records of all purchases and use of Raw Materials and will provide copies of all such records to Alder upon request.

(4)	Sandoz shall invoice Alder for [***] used for any Manufacturing activities in the [***] Facility, [***], upon delivery and acceptance of the [***] by Sandoz’s Quality Department.
(5)

All Raw Materials provided by Sandoz or obtained by Sandoz from a Third Party or Affiliate that are employed in the Manufacture of the BDS will at the time of use be accompanied by a Certificate of Analysis where applicable and agreed upon by the Parties, and will comply with the relevant specification as agreed upon by the Parties in accordance with this Agreement and the Quality Agreement and will conform with the Note for Guidance on Minimizing the Risk of Transmitting Animal Spongiform Encephalopathy Agents via Medicinal Products, (EMEA/410/01 Rev. 2 - October 2003; published in the Official Journal of the European Union on 28. 1. 2004).

(6)

All Raw Materials provided by Alder as agreed upon by the Parties shall be (a) accompanied by a Certificate of Analysis where applicable and agreed upon by the Parties and (b) with respect of ruminant-sourced Raw Materials, will conform with the Note for Guidance on Minimizing the Risk of Transmitting Animal Spongiform Encephalopathy Agents via Medicinal Products, (EMA/410/01 Rev. 2 - October 2003; published in the Official Journal of the European Union on 28.1. 2004).

(7)

If Alder requests or the circumstances require that a new vendor of Raw Materials be qualified, Sandoz shall advise Alder.  If the Raw Material or the new vendor is unique to Alder’s BDS or if the Parties otherwise agree, then Sandoz shall invoice Alder [***] to compensate Sandoz for all services performed to prepare use of the new vendor and the related Raw Material in cGMP Manufacture under this Agreement, such as supplier audits, supplier approval, establish analytical test methods etc.

17.	EXTERNAL SERVICES

For any external Services in compliance with Clause 37(7), Sandoz shall invoice Alder for [***] as part of the invoice for the corresponding Service.

18.	COVENANTS; QUALITY AGREEMENT
(1)	Sandoz warrants and covenants that:

With respect to any BDS Manufactured and delivered to Alder under this Agreement:

(a) such BDS (except for Technical Batches and Engineering Batches) will be and has been Manufactured in compliance with the Process, the BDS Specifications (including in-process specifications which have been agreed to in writing by the Parties and designated in Schedule 2 to the Specifications Letter or in the Quality Agreement or otherwise as “critical” in-process specifications), cGMP, and the requirements of the FDA or the EMA (as applicable),

(b) when delivered to Alder, the BDS will be in conformity with the BDS Specifications (except for any Technical Batches and any Engineering Batches),

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(c) all BDS supplied hereunder shall not be adulterated or misbranded by Sandoz; and

(d) all BDS supplied hereunder shall be transferred free and clear of any liens or encumbrances of any kind arising through Sandoz or its Affiliates or their respective agents or subcontractors.

With respect to Engineering Batches, Sandoz will use commercially, scientifically and technically reasonable efforts to achieve compliance of Engineering Batches with cGMP requirements and BDS Specifications (including, for the avoidance of doubt, documentation required by cGMP and Sandoz quality systems), it being understood and agreed that (except for the aforesaid obligations to use commercially, scientifically and technically reasonable efforts) Sandoz shall have no obligation and/or liability whatsoever with respect to compliance of Engineering Batches with cGMP requirements and/or BDS Specifications.

It has and will maintain during the term of this Agreement, a manufacturer’s license.

It will perform the Services in accordance with this Agreement, and, where applicable, the Quality Agreement. It will Manufacture the BDS in accordance with this Agreement, including utilizing the Process and (except for the Technical and Engineering Batches) complying with cGMP and the BDS Specifications.

Any Raw Materials employed by Sandoz in the Manufacture and not supplied by Alder (directly or through an Alder supplier) will at the time of use conform to the requirements stated in Clause 16(5).

It will maintain complete, accurate and adequate records pertaining to its Manufacture, analysis and distribution of the BDS (including the Manufacturing Records) in accordance with the types of records to be maintained as described in cGMP, the format and content of such records to follow Sandoz’s standard form in German language to the extent in compliance with Alder’s regulatory filing requirements. In addition to the foregoing, Sandoz shall maintain all site-relevant and CMC-relevant documents necessary to the filing of an IND and a BLA by Alder, and samples of the BDS as are required by cGMP. Alder shall have access to all such records and samples during normal business hours after reasonable advance written notice. In the event Alder requires records or documentation, other than those to be maintained by Sandoz as described above, in order to file applications comparable to a BLA in countries other than the United States or those in the European Union, Sandoz will assist Alder in the preparation of such records and documentation to the extent requested by Alder, and Alder will compensate Sandoz for such assistance at [***]

The BDS will be labeled, prepared and packed for shipment with labeling requirements as specified in the applicable Manufacturing procedures.

It will be responsible for the treatment and/or disposal of all waste generated as a result of Manufacturing the BDS in accordance with all applicable laws, regulations and directives, and the maintenance of detailed and complete records related thereto.

It will not incorporate any Sandoz Intellectual Property (including any of Sandoz’s Background IP or Sandoz Collaboration IP) into the Process without Alder’s prior consultation and written consent.

(2)

(a) Sandoz may at any time, with reasonable advance notice to Alder and in accordance with any applicable provisions of the Quality Agreement and agreed change process, undertake any change (including routine maintenance and repair work) to any of its premises or facilities or equipment directly used in the Manufacture; provided that any such change shall not be a detriment to the BDS.

(b) Sandoz shall assist Alder in the preparation of a drug master file or other such documentation in relation to the Manufacture of the BDS as may be reasonably required by Alder in support of Alder's submissions to the FDA and the EMA in respect of the Product.  Sandoz shall also respond in a timely manner, with due consideration to the nature of the circumstances and to any reasonable timing requested by Alder, to all queries and requests for information from the FDA and the EMA, and shall maintain information about the BDS and its Manufacture for such time and in such manner as required

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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by the FDA and the EMA; provided, however, that Sandoz shall notify Alder prior to responding to the FDA or the EMA and permit Alder to consult with it in formulating such response.

(c)  Sandoz shall also assist Alder (to the extent requested by Alder) in the preparation of documentation in relation to the Manufacture of the BDS for the purpose of supporting Alder's submission to any other Regulatory Authorities and shall respond (to the extent reasonably requested by Alder) to any queries and requests for information from such other Regulatory Authorities. Alder shall compensate Sandoz for any such assistance at [***].

(3)	Alder warrants and covenants that:

(a)It has and will maintain throughout the term of this Agreement appropriate Regulatory Approvals for the Product for any jurisdiction or territory in which Alder is marketing, distributing or using the Product.

(b)Any Raw Materials provided by Alder (directly or through an Alder supplier) shall conform to the requirements set forth in Clause 16(6).

(c)It shall, as soon as it becomes aware of the same, notify Sandoz of any hazards to the health or safety of any personnel of Sandoz or the possibility of cross contamination of any other products being manufactured or stored by Sandoz.

(d)Batches derived from development activities, Technical Batches and non-cGMP (Non-conforming) Batches will not be used for human clinical trials.

(4)	The Parties shall enter into a Quality Agreement on terms as may be mutually agreed between the Parties within [***] following the execution of this Agreement.
(5)

The Parties intend that, through their manufacturing and quality teams, they will jointly agree on a preliminary manufacturing process description document (“MPD Document”) The MPD Document will consist of ALD403-specific manufacturing SOPs and ALD403-specific master batch records, describing the Process and covering all steps[***], and will also include in-process controls, target operating parameters, and all the methods used by Sandoz to test the BDS against the Sandoz Release Specifications.  At the completion of the Pilot Phase, Sandoz will compile and send to Alder a pilot campaign experience report, and Sandoz will also prepare in collaboration with Alder the MPD Document.  For the Demonstration Lot Campaign (if any), the Process (which must be consistent with the Manufacturing Records) and the MPD Document shall be finalized and approved by both Parties.  For the Validation Lot Campaign, all BDS shall be Manufactured in accordance with the Process, as described in the MPD Document, and, after the execution of the Validation Lot Campaign, all in-process control results for each successful Batch will be reviewed against the Process described in the MPD Document.

19.	BDS SPECIFICATIONS

The BDS Specifications as described in Schedule 2 to the Specifications Letter or in the Quality Agreement may be amended in writing from time to time (a) if required by the FDA or other Regulatory Authority or applicable laws, or (b) if required by Alder, provided that (i) the Alder amended BDS Specifications are reasonable in light of Sandoz’s and/or relevant Affiliate or Third Party’s technical capabilities and capacity, and that (ii) any amendment of the BDS Specifications shall require Sandoz written consent, such consent not to be unreasonably withheld.  Modifications to the BDS Specifications will be managed by change control procedures as described in the Quality Agreement and must be agreed in writing by Sandoz and Alder. Alder shall be responsible for all costs and expenses related to the validation after such amendment and for any increases in cost of Manufacturing the BDS as a result of such amendment.

20.	ACCEPTANCE

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

(1)

Sandoz shall deliver to Alder or Alder’s designated testing laboratory samples of each Batch of the BDS, as and when Batches are Manufactured, and within at least [***] after Manufacture, in accordance with a mutually agreed sampling plan.  Sandoz shall also provide Alder with the related Manufacturing Records (including the Certificates) for the Batch as soon as possible after the Batch is Manufactured and at least within [***].

(2)

Sandoz shall notify Alder in writing when each Batch of the BDS has been Released by Sandoz according to the release mechanism set forth in this Agreement and the Quality Agreement, including certification as to cGMP and the Sandoz Release Specifications and Sandoz shall provide Alder with the Certificates for the Batch and the related Manufacturing Records. Upon Alder’s receipt of the aforesaid notification and Certificates and related Manufacturing Records, Alder and Sandoz shall schedule Delivery of the Batch.

(3)

Within [***], whichever occurs last (the “Start-review Date”), Alder or its representative(s) may, at Alder’s option, analyze and test each Batch and samples from each Batch and review the related Certificates and Manufacturing Records.  Any complaints by Alder  that a Batch, or one or more samples in a Batch, is not conforming with the requirements under Clause 18(1) (such BDS being referred to as “Non-conforming” BDS, and such non-conformity referred to as “Non-conformity”) shall be delivered to Sandoz in writing within [***] after the Start-review Date of such Batch (or, in the case of latent Non-conformity that was not readily ascertainable by the testing of the BDS and review of the related Certificates, within [***] after discovery of such latent Non-conformity), with such complaint being accompanied by supporting data for purposes of consideration and verification by Sandoz.

(4)	If Sandoz receives a complaint under Clause 20(3), or if Sandoz discovers a Non-conformity, the following procedures shall apply:

If Sandoz accepts the details submitted by Alder as to the BDS’s Non-conformity, or if the analysis of the expert (see below) confirms Alder’s complaint and the expert’s finding is that the BDS is Non-conforming, or if Sandoz discovers a Non-conformity, then Sandoz shall, at Alder’s option (a) refund to Alder or credit Alder’s account for the invoiced and paid Batch Price, Raw Materials and any other raw materials or components related thereto), shipping and storage charges incurred by Alder, or (b) supply to Alder (at Sandoz’s cost, including the cost of Raw Materials and any other raw materials and components related thereto) a replacement Batch in accordance with principles set forth below; and

If Sandoz does not accept the details submitted by Alder, then within [***] from the date on which the details of Alder’s complaint are received by Sandoz, Sandoz will recommend to Alder, and with Alder’s consent (not to be unreasonably withheld) will   appoint an independent scientific and technical expert acceptable to Alder to review Alder’s details supporting its complaint of Non-conformity. The Parties will cooperate in good faith to identify a mutually-acceptable expert for these purposes.   The findings of the expert shall be final and conclusively binding on the Parties as to whether the BDS is Non-conforming, absent manifest error.

(5)

In the event of a failure [***] to deliver to Alder the quantities specified in the relevant Firm Order(s), then the difference between the quantity transferred under the Firm Order(s) and the number specified in such Firm Order(s) shall constitute a “Supply Deficiency” for the purposes of this Agreement. If there is a Supply Deficiency, then, if requested by Alder, Sandoz shall take within a mutually agreed upon timeline [***] steps to remedy the Supply Deficiency[***]:

(1)

Sandoz shall make Commercially Reasonable Efforts to increase the length of a manufacturing campaign at the Production Facility in order to Manufacture and deliver to Alder additional Batches to remedy the Supply Deficiency (“Deficiency Cure Batches,” and each such quantity of BDS, a “Deficiency Cure Quantity”);

(2)	utilize any reasonably suitable capacity at the Production Facility which is not then contractually or otherwise committed to the performance of services for Affiliates or Third Party customers of

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

Sandoz and its Affiliates during the applicable Contract Year to Manufacture and deliver to Alder Deficiency Cure Batches that meet the relevant requirements under this Agreement;
(3)

If Sandoz is able to utilize any reasonably suitable uncommitted capacity of the Production Facility to remedy any Supply Deficiency, Alder shall have priority over all Third Party customers of Sandoz for use of such uncommitted capacity and Sandoz shall apply its best efforts to cure the Supply Deficiency using such uncommitted capacity; and

(4)

coordinate and cooperate with Alder to re-schedule Manufacture and transfer Batches of BDS ordered hereunder through the Joint Steering Committee, to re-schedule Manufacture to maximize Sandoz’s ability to Manufacture any additional Batches while minimizing the disruption of manufacture at Sandoz’s facility.

In the event that any of the foregoing procedures results in a Deficiency Cure Quantity being delivered in a different Calendar Year than the Calendar Year in which the original batch was ordered for delivery by Alder, the Price for such Deficiency Cure Quantity shall be the lesser of: [***]. Furthermore, in the event that any of the foregoing procedures results in a Deficiency Cure Quantity being delivered, Alder shall not be responsible for Sandoz’s costs and expenses relating to start-up, change over or other miscellaneous costs and expenses incurred by Sandoz to Manufacture the Deficiency Cure Quantity.

If Sandoz fails to make deliveries at the specified time and such failure is caused by fault of Sandoz, its Affiliates or their respective agents, Sandoz will at no cost to Alder employ accelerated measures such as expediting fees, premium transportation costs or overtime to minimize the lateness of delivery.

In the event Sandoz fails to cure a Supply Deficiency or Supply Failure within [***] after the occurrence of such Supply Deficiency or Supply Failure, the Steering Committee shall be conveyed to discuss the matter.

In the event of a failure solely attributable to Sandoz (or the Parties agree that there is no reasonable likelihood that Sandoz will be able, due to a failure solely attributable to Sandoz) to deliver to Alder  at least [***] of that quantity of BDS ordered by Alder in any [***] period or at least [***] of that quantity of BDS ordered by Alder in any [***] period; then such event shall constitute a “Supply Failure”.

In the event of any Supply Failure the Price to be paid by Alder to Sandoz shall be [***] of the Price otherwise in effect for [***]. Such adjusted Price shall apply with respect to the subsequent BDS quantities delivered to Alder for that quantity of the relevant BDS that Sandoz does not deliver during the [***] period that comprises such Supply Failure which is below the quantity of BDS for which Service Orders were placed during such [***] period.

Should a Supply Failure occur, Alder may elect to: (i) terminate the Agreement for Sandoz’s material breach, in which case Sandoz shall provide Alder with information, support and assistance – including technical assistance – as is reasonably necessary for the effective transfer of the Manufacturing of the BDS and Technical Information to Alder (or to a second source) without cost for any said support or assistance; or (ii) treat the Supply Failure as a Supply Deficiency.

21.	PERSON-IN-PLANT; AUDITS AND INSPECTIONS; SAFETY ISSUES
(1)

Upon Sandoz’s receipt of at least [***] prior notice from Alder during the Contract Manufacture phase of this Agreement, Alder may place no more than [***] at Sandoz’s manufacturing facility. Alder’s representatives at Sandoz shall accept Sandoz’s procedures regulating external customer relationships (including cGMP training, hygiene, confidentiality and controlled access to facilities and documents) and will obtain Sandoz’s agreement prior to any active participation in the Process or analytical testing.

(2)

Upon Sandoz’s receipt of at least [***] notice from Alder, Sandoz will permit Alder no more than [***] to conduct one cGMP Audit for [***].  Sandoz will also permit Alder to perform additional for-cause audits upon [***].  The scope and manner of each Audit shall be determined by Alder in

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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consultation with Sandoz; provided, however, that Alder shall conduct such Audits only (a) during regular business hours, at the time that Sandoz is Manufacturing the BDS or when the plant is idle or at such other times when Alder can conduct such Audits without adversely affecting the confidentiality obligations that Sandoz owes to its other customers, and (b) for the purpose of making quality control inspections to ensure compliance with this Agreement, the Quality Agreement and applicable laws. For planning purposes, Sandoz shall regularly notify Alder of times when the plant is expected to be idle and of other times when such Audits may be conducted.  Without limitation to the foregoing, Alder shall be entitled to conduct, in addition to the other audits, a [***] pre-approval inspection preparation Audit prior to Product Launch, each of which shall be conducted in the manner to be determined by ALDER in consultation with Sandoz.  Sandoz will provide Alder with a written response within [***] to any written Audit observations made by Alder and shall remedy the Audit observations in accordance with the applicable provisions in the Quality Agreement.  Alder’s right to conduct such Audits, however, is subject to the conditions described in Clause 21(4).

(3)

If Sandoz is required by any governmental authority or Regulatory Authority to have inspected or approved the site of Manufacturing or warehouse for storing the BDS or any Raw Materials, Sandoz shall permit and cooperate with officials of the governmental authority or Regulatory Authority to inspect such sites.

(4)

During Contract Manufacture of the BDS, persons in plant or visits by Alder [***] shall be at no cost to Alder  with a maximum of [***] at the same time, provided that [***] shall be permitted during Manufacture of the first Contract Manufacture campaign of BDS. Visits by, or requested by, Alder (including, without limitation, visits by government and Regulatory Authority representatives) in excess of [***] and presence of such persons in plant will be charged by Sandoz to Alder per visit or presence at a rate of [***] (office hours, Monday to Friday).  Notwithstanding the foregoing, there shall be no charge for any visits until [***] and there shall be no charge for technical or steering committee visits; joint project team on-site visits; persons in plant for the annual cGMP audit; for-cause audits; audits, inspections or visits under Clause 9; or audits related to a governmental authority inspection. Sandoz’s obligations to allow visitors who are employees of Alder or Alder´s authorized representatives (with such authorized representatives being subject to Sandoz’s prior reasonable approval) is on condition that: (a) such visitor agree in writing to observe the reasonably customary requirements of Sandoz regarding security, health and safety, confidentiality and any other applicable regulations at the Sandoz´s relevant premises (provided, however, that Alder employees shall not be required to sign a separate confidentiality agreement); (b) any visit shall be under the specific supervision of Sandoz (without relieving any visitors of any obligations with respect to any damage or injury caused by them); and (c) Alder uses reasonable endeavors to ensure that any visit and the number of visits is of minimal disruption to Sandoz’s day-to-day business. Alder shall provide Sandoz with reasonable notice prior to each Alder visit, communicate to Sandoz the reason for each Alder visit, obtain Sandoz’s consent to the visit (which consent will not be unreasonably withheld) and ensure that Alder visits are made by relevant personnel only.  Alder, in consultation with Sandoz, will develop an agenda for each Alder visit.

(5)

Alder shall be responsible to obtain all domiciliary licenses or any other licenses prescribed by law or the competent authorities for all persons visiting Sandoz’s plant. In addition Alder shall be responsible for all costs related to the visit of persons including costs for transport to Sandoz’s plant, hotel accommodation, medical treatment or daily allowances.

(6)

Sandoz shall provide Alder with prompt notice of any information it receives relating to the safety of the BDS or any Raw Materials, including any confirmed or unconfirmed information on adverse, serious or unexpected events associated with the use of the BDS regardless of the source.  For serious (based on a good-faith evaluation) unexpected events, notice must be given by telephone within [***] after receipt of the information and followed by written notice not less than [***] thereafter.  Alder, with Sandoz’s cooperation, shall be responsible for responding to the Regulatory Authority and filing any reports with the Regulatory Authority concerning such reactions (including Drug Experience Reports) caused by the Product, including BDS.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(7)

Sandoz shall be responsible for ensuring the safe operation of the Manufacture of the BDS in its premises and, in particular, that the Process Transfer Materials supplied by Alder can be safely used in Sandoz’s premises.

22.	PRICING
(1)

All orders for Services (other than for Commercial Batches of BDS) shall be at the price(s) set out in Schedule 4, 5, 6, 7.  The pricing is firm, except when pricing adjustments are expressly authorized under this Agreement.

(2)

All orders for the Commercial Batches of BDS for delivery during Contract Manufacture shall be at the Batch Prices set out in Schedule 12 or alternatively the applicable Per Gram Price determined in accordance with this Agreement (if applicable) (the “Purchase Price”). The pricing is firm, except when pricing adjustments are expressly authorized under this Agreement.

(3)

Upon successful completion of the [***] and once the [***] has been completed for a minimum of [***] the Parties will enter into good-faith negotiations to transfer from a Batch Price to a “Per Gram Price” at the [***] Facility; provided, however, that the Parties are not obligated to make such transfer if they cannot reach agreement. The Parties agree that the following principles shall be taken into account in calculating the Per Gram Price:

(a)	The Per Gram Price will be based on the [***] over an agreed number of Batches.
(b)	In calculating the [***], Batches that have [***] in the calculation.
(c)	Once agreed, the Per Gram Price will be reviewed by the Parties if there is a change in Raw Materials, BDS Specifications, scale facility and/or a material change in the [***] at that w.v.
(4)

The prices (“Prices”) and other rates listed in this Agreement may be increased or decreased, as applicable, to be effective on [***], beginning in [***]. Starting on [***], the underlying prices and other rates will be adjusted automatically by [***] The basis for the first adaptation shall be the change from [***]. Sandoz shall provide notice to Alder of each increase as soon as possible after publication of the relevant index details.

(5)

If a Regulatory Authority (because of an inspection of Sandoz’s facilities or otherwise) or Alder requires a change in the Process, Manufacture, a Facility or to the BDS Specifications that affects the cost of Manufacturing the BDS, then upon written notification by either Party to the other, Sandoz and Alder will meet to discuss (a) any change to the price of the BDS arising from such change, (b) the date upon which such price increase or decrease will take effect, and (c) any other consequences arising from such change.  In the event that within [***] of said notification, the Parties cannot agree on an increased or decreased price or on any other measure that is required to be taken as a result of such change then the Parties shall consult an international public accounting firm acceptable to both Parties, whose opinion shall be binding, and the costs for which shall be borne equally by the Parties, provided that the effective date of such increase or decrease will be the date on which the accounting firm issues its opinion to both Parties and shall not apply retroactively.

(6)

Except as otherwise expressly set forth in this Agreement, Alder shall have no obligation to make any payment to Sandoz or reimburse Sandoz for any expenses incurred by Sandoz which are related to Sandoz’s Manufacture of the BDS under this Agreement.

(7)

Fees, Prices and other rates as listed in this Agreement shall be understood free of VAT. VAT shall be added if required by law.  Payment shall be made without any deduction or discount and free and clear of and without deduction of taxes, duties, customs duties, fees (including banking fees) and other deduction required by any competent authority. Withholding taxes shall be fully absorbed by the paying Party to the extent credit is not allowed against creditor’s income tax liability. The Parties shall cooperate in accordance with applicable law to minimize taxes, duties, custom duties, fees whenever

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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possible and to provide each other with relevant documentation when reasonably necessary to effectuate their respective tax mitigation strategies.
23.	PAYMENT
(1)	With respect to Manufacture and any Services, invoices will be submitted to Alder as follows:

[***]

(2)

Alder will pay to Sandoz the full invoice price in [***] for the BDS and the amounts due any Services rendered in accordance with the terms of this Agreement to the bank account designated by Sandoz within [***] after the date of receipt of the invoice, provided that such payment shall not prejudice Alder’s right to analyze each Batch in accordance with Clause 20 and to reject or claim replacement quantities. Sandoz shall maintain accurate and complete accounting records specifically relating to the Manufacture of the BDS under this Agreement, in accordance with Austrian generally accepted accounting principles and practices consistently applied.  To the extent such records may be relevant, in Alder’s reasonable opinion, to determining whether Sandoz is complying with its obligations under this Agreement, Alder may appoint an independent international public accounting firm reasonably acceptable to Sandoz to audit such records during Sandoz’s normal working hours subject to providing [***] written notice of such audit to Sandoz. For this purpose, Sandoz shall retain such records for a period of [***] from the date of payment of each invoice by Alder.

24.	INTELLECTUAL PROPERTY
(1)

Alder hereby grants Sandoz a license or sublicense, as appropriate, during the term of this Agreement to use, solely for the performance of Sandoz’s obligations under this Agreement, any Alder Intellectual Property and any Alder Materials that are both (a) either owned, licensed or otherwise controlled by Alder, with the right to grant sublicenses, and (b) necessary or useful for Sandoz to perform its obligations under this Agreement.

(2)

Except as expressly provided in this Agreement, each Party hereby acknowledges that (i) it shall not acquire any rights in respect of any of the other Party’s or the other Party’s Affiliates’ Intellectual Property, and (ii) each Party shall remain the sole owner of all of its Background IP.

(3)

Except as is necessary for the proper performance of this Agreement by the Parties or as otherwise expressly provided in this Agreement, no license, express or implied, is granted by this Agreement by either Party to the other under, in or to any of its or its Affiliates’  Intellectual Property rights.

(4)

The original Manufacturing Records shall be held by Sandoz, provided that all information contained in the Manufacturing Records shall be treated as Alder Confidential Information and shall not be used or disclosed by Sandoz other than for the purposes of permitting each Party to exercise its rights or fulfill its obligations under this Agreement and, where necessary, for disclosure to the relevant Regulatory Authorities in order to comply with regulatory requirements relating to the Manufacture of the BDS by Sandoz.   Upon expiration or termination of this Agreement, Sandoz will deliver all such records and information (including the Process Transfer Information and Manufacturing Records) to Alder, but it may retain original records to the extent required by Applicable Legal Requirements in accordance with and subject to the obligations of confidentiality and non-use set forth in this Agreement.

(5)	Ownership of Collaboration IP

(a) All Collaboration IP made or conceived solely by Alder or its Affiliates or its or their respective employees, consultants or agents (“Alder Collaboration IP”) shall be owned solely by Alder. Except as explicitly set out under Clause 24(5)(b), all Collaboration IP made, conceived or reduced to practice solely by Sandoz or its Affiliates or its or their respective employees, consultants or agents (“Sandoz Collaboration IP”) shall be owned solely by Sandoz. Except as explicitly set out under Clause 24(5)(b), all Collaboration IP made or conceived jointly by both Parties, or jointly by employees, consultants or agents

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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of both Parties (“Joint Collaboration IP”) shall be owned jointly by both Parties. The Parties agree that, for purposes of this Article 29, neither Party shall be considered an “employee, consultant or agent” of the other Party.

(b) All Alder Technology Improvements, and all Outside IP, shall be solely owned by Alder. In accordance with any applicable country laws or regulations relating to discoveries or inventions that are Alder Technology Improvements or Outside IP, Sandoz shall require its Affiliates and its and their respective employees, consultants and agents to promptly report any such discoveries or inventions, whether patentable or not, made using any of the foregoing.  Sandoz shall promptly transfer this information to Alder, and Sandoz shall timely notify its Affiliates and its and their respective employees, consultants and agents (within the time required under the applicable country laws or regulations) with respect to any such discoveries or inventions that Sandoz intends to exercise its ownership right to these discoveries or inventions. If Sandoz allows its rights to these discoveries or inventions to lapse, Alder and Sandoz will come to an agreement as to an appropriate remedy.  Sandoz shall and hereby does assign to Alder any and all right, title and interest in and to all Alder Technology Improvements, and all Outside IP, including (i) any Alder Technology Improvement which is part of any Sandoz Collaboration IP, and (ii) any Alder Technology Improvement which is part of any Joint Collaboration IP.  As compensation for each Alder Technology Improvement and Outside IP (i) which has been assigned to Alder as described above, and (ii) for which a patent application has been filed, Alder shall pay to Sandoz an amount of [***] For the avoidance of doubt, nothing in this Agreement shall create any obligation of Alder to pay to Sandoz or its Affiliates or its or their respective employees, agents, or  consultants any other compensation with respect to Alder Technology Improvements or any Outside IP, including without limitation in connection with the assignment of Alder Technology Improvements, and if any compensation is to be paid to employees, agents or consultants of Sandoz or any Sandoz Affiliate with respect to Alder Technology Improvements or any Outside IP under applicable laws, Sandoz shall be responsible to pay such amounts.

(c) Sandoz shall inform Alder fully and promptly (within at least [***] of discovery) of each Alder Technology Improvement which is part of the Collaboration IP, and all Outside IP. Sandoz shall make and maintain accurate written records of such Alder Technology Improvement or Outside IP, and provide the same to Alder upon request. Sandoz shall and shall cause its Affiliates and its and their respective employees, agents and consultants to, at Alder’s expense, provide all required or requested reasonable assistance to Alder to permit Alder  to obtain and enforce the full benefits, enjoyment, rights and title throughout the world in the Alder Technology Improvements and Outside IP, including without limitation the review and execution of applications for patents and/or copyrights, assignments confirming ownership by Alder, declarations, powers of attorney, and other documents, and assistance or cooperation in legal proceedings.

(6)	Filing, Prosecution and Maintenance

(a) Sandoz shall be solely entitled (but not obliged) to file, prosecute and maintain at its own cost any Background IP of Sandoz and any Sandoz Collaboration IP (other than and not including Alder Technology Improvements), and to make any decisions with respect thereto. Alder shall be solely entitled (but not obliged) to file, prosecute and maintain at its own cost any of Alder’s Background IP, Outside IP, any Alder Collaboration IP, and any Alder Technology Improvements, and to make any decisions with respect thereto. Each Party shall promptly inform the other Party in the event it becomes aware of any communication from the European Patent Office that may affect any timeline relevant for prosecuting or maintaining any Collaboration IP owned and/or prosecuted by the other Party.

(b) The Parties shall determine by mutual agreement which Party shall be responsible for the filing, prosecution and maintenance of any Joint Collaboration IP (other than Alder Technology Improvements) and any joint patents on a case-by-case basis. Subject to the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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following, the Parties shall [***] of filing, prosecution and maintenance of Joint Collaboration IP (other than Alder Technology Improvements). In the event that a Party desires to abandon any patent application or patent which belongs to Joint Collaboration IP (other than Alder Technology Improvements), such Party shall provide prior written notice to the other Party of its intention to abandon at least [***] prior to the date on which any filing is required by law, in every country where such rights are to abandoned, in order to allow the other Party to have adequate time to preserve rights to patent protection if it wishes to do so. In such event, the other Party shall have the right, but not the obligation, to assume such Joint Collaboration IP by notifying the abandoning Party in writing within [***] about its intention. If the other Party has timely given such notification, the abandoning Party shall, at the expense of the assuming Party, assign and transfer the relevant Joint Collaboration IP to the assuming Party, and the assuming Party shall have the sole right, but not the obligation, to file, prosecute and maintain any such Joint Collaboration IP at its own cost and expense, provided that the abandoning Party shall and hereby does retain a world-wide, irrevocable and perpetual non-exclusive sublicenseable, royalty-free right and license to use the intellectual property covered by such Joint Collaboration IP without any restrictions.

(c) Cooperation in Patent Prosecution and Patent Proceedings.  Each Party shall designate a representative to act as the primary point of contact for the administration of this Clause 24.  Sandoz’s initial Clause 24 representative is [***] and Alder’s initial Clause 24 representative is [***].  Each Party shall cooperate with the other Party and upon request provide the other Party with reasonable assistance to give full effect to the provisions of this Clause 24.

(7)	Collaboration IP License Grant
(a)

Upon the earliest of (a) Sandoz’s termination of this Agreement for Alder’s Bankruptcy or uncured material breach, (b) Alder’s termination of this Agreement for any reason other than Sandoz’s Bankruptcy or uncured material breach (e.g., Supply Failure), Sandoz shall grant Alder upon request a [***], in and to Sandoz Intellectual Property that has been (and to the extent it has been) included by Sandoz into the Process or otherwise has been or is being used by Sandoz for the Manufacture of the BDS at the time of termination or expiry of this Agreement as described above which license shall be for the sole purpose of manufacturing  (including the right to have manufactured by an Affiliate or Third Party manufacturer), using, selling, importing, exporting, or otherwise commercializing the Product, provided that such license will be subject to such other terms as agreed upon by the Parties at the time described in this Clause 24(7)(a). The Parties will negotiate in good faith the applicable royalty rate payable. The [***] license described above in this Clause 24(7)(a) shall be [***] in the case of (a) Sandoz’s termination of this Agreement for any reason or for reason of a force majeure event affecting Alder’s ability to perform, or (b) Alder’s termination of this Agreement as a result of Sandoz’s Bankruptcy or uncured material breach (e.g., Supply Failure) or a force majeure event affecting Sandoz’s ability to perform, or (c) expiration of any protection of the Sandoz Intellectual Property in all jurisdiction(s).

(b)

If and to the extent any Sandoz Intellectual Property is incorporated into the Process with Alder’s prior written consent, Sandoz shall grant to Alder the following license with respect to such incorporated Sandoz Intellectual Property, subject to successful good faith negotiations of  the terms and conditions of such license, including without limitation a reasonable adaptation in the Batch Prices or Per Gram Prices or any other reasonable compensation as applicable: a [***] license during the term of this Agreement, [***], in and to the relevant Sandoz Intellectual Property for the sole purpose of manufacturing (including the right to have manufactured by an Affiliate or Third Party manufacturer), using, selling, importing, exporting, or otherwise commercializing such amounts of BDS which have been ordered by Alder under excess orders but not delivered by Sandoz.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(c)

Alder hereby grants to Sandoz and its Affiliates a world-wide, non-exclusive, non-transferable, irrevocable, perpetual, royalty-free license, without the right to sublicense, under the Alder Technology Improvements, to develop, manufacture, have manufactured, register, import, export, use, sell, offer for sale or otherwise commercialize any product other than the Product and other than a Biosimilar of the Product. For the avoidance of doubt, such license does not include the right to use the Product or any other tangible form of the Product or any other Alder Materials, or the Process Transfer Information, or to use any Intellectual Property that was owned or controlled by Alder on or before the Effective Date or any other Background IP of Alder.

(8)	Alder shall be and remain owner of all Alder Materials provided to Sandoz under this Agreement, and Sandoz shall use Alder Materials only for the performance of this Agreement.
(9)	This Agreement shall be understood to be a joint research agreement under 35 U.S.C. § 102(c). Sandoz agrees that it will not [***]
(10)

If at any time during this Agreement, Sandoz challenges, opposes or assists any Third Party or Affiliate to challenge or oppose the grant of letters patent or any patent application within any of Alder’s or its Affiliates’ patent rights relating to the Product (including licenses thereof), or disputes or assists any Third Party or Affiliate to dispute the validity of any patent within Alder’s or its Affiliates’ patent rights relating to the Product (including licenses  thereof) or any of the claims thereof, in each case without the prior written consent of Alder, Alder shall be entitled, within [***] from the day that Alder has received notice of such challenge, opposition or dispute, to terminate this Agreement for cause.

25.	CONFIDENTIALITY
(1)

Each Party (the “Recipient”) undertakes to the other to treat as confidential all information relating to the other’s or its Affiliates business operations, research, trade secrets and affairs (whether marked “confidential” or not) received from the other (the “Discloser”) and all other information obtained from the Discloser that the Discloser has designated as confidential, both pursuant to this Agreement or the Specifications Letter or the Reservation Letter or the Start-up Agreement and prior to and in contemplation of it, either directly or from any person, firm, company or organization associated with the Discloser (“Confidential Information”). Notwithstanding the foregoing, the BDS, the Product, the Process, the BDS Specifications, the Process Transfer Information (including the Process Transfer Materials), Schedule 1 to the Specifications Letter, the Alder Release Specifications, the Manufacturing Records, Alder Technology Improvements, and all information included in or relating to Alder Technology or to Alder Material, are Alder’s Confidential Information under this Agreement, and shall be deemed Alder’s “Confidential Information” regardless of whether it is designated, marked or confirmed as confidential. Except as explicitly permitted under this Agreement, the Recipient shall respect and keep confidential the Discloser’s Confidential Information, use the same exclusively for the purpose of this Agreement and for no other use, and, in accordance with Clause 25(3) below, disclose the same only to those of its professional advisers, its Affiliates, authorized subcontractors and employees to whom and to the extent such disclosure is reasonably necessary for the purposes of this Agreement and who are who are legally bound by similar obligations of confidentiality and non-use.

(2)	Confidential Information shall not include information that:
(a)	is independently developed by one Party without use of or reference to the other’s Confidential Information as evidenced by adequate documentation or other evidence;
(b)

is subsequently lawfully disclosed to the Recipient without any obligations of confidentiality by a Third Party who has not derived it directly or indirectly from the Discloser or any of the Discloser’s Affiliates; or

(c)	enters the public domain other than as a breach of this Clause 25;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

(3)

The Recipient shall allow access to the Discloser’s Confidential Information exclusively to its Affiliates and its and their employees, professional advisors and authorized subcontractors, in each case who have reasonable need to see and use it for the performance of or as otherwise contemplated by this Agreement, and shall inform each of said persons and entities of the confidential nature of the Confidential Information and of the obligations of the Recipient in respect thereof and shall ensure that such persons and entities are contractually bound by obligations of confidentiality and non-use that are at least as restrictive as those set forth in this Agreement and shall take such steps as may be necessary to enforce such obligations.

(4)

Sandoz shall not submit for written or oral publication or presentation any manuscript, abstract, writing, printed material or the like that includes data of a scientific or technical nature relating to any aspect of this Agreement.  Subject to and except as otherwise provided in Clause 25(5) below, Alder shall not submit for written or oral publication or presentation any manuscript, abstract, writing, printed material or the like that includes data of a scientific or technical nature containing any Confidential Information owned by Sandoz without first obtaining Sandoz’s prior written consent.

(5)

Each Party shall maintain the confidentiality of all provisions of this Agreement and, without the prior consent of the other Party, neither Party shall make any press release or other public announcement of, or otherwise disclose this Agreement or any of its provisions or the Specifications Letter or any of its provisions (other than disclosures on a need-to-know basis to  a Party’s Affiliates and its and their officers and employees and attorneys, accountants, investment bankers and other professional advisers whose duties require familiarity with this Agreement and have been informed of the confidential nature thereof and are bound by obligations of confidentiality and non-use that are at least as restrictive as those set forth in this Agreement), except for such announcements or disclosures as may be required by (i) applicable law, rule or regulation, including disclosures required by the rules and regulations of the United States Securities and Exchange Commission or of any securities exchange or other stock market on which such Party’s securities are traded; or (ii) by judicial or administrative process.

(6)

In the event that a Party (in such case, the “Notifying Party”) reasonably believes it is required by applicable law, rule or regulation, including without limitation applicable statute or regulation (including the rules and regulations of the United States Securities and Exchange Commission) of any securities exchange or other stock market on which such Party’s securities are traded, or by judicial or administrative process, to disclose any part of the other Party’s (in such case, the “Notified Party”) Confidential Information, the Notifying Party shall (a) promptly notify the Notified Party of each such requirement and identify the documents so required thereby, so that the Notified Party may seek an appropriate protective order or other remedy and/or waive compliance by the Notifying Party with the provisions of this Agreement, and (b) consult with the Notified Party on the advisability of taking legally available steps to resist or narrow the scope of such requirement. If, in the absence of such a protective order or such a waiver by the Notified Party of the provisions of this Agreement, the Notifying Party is nonetheless required by mandatory applicable law as evidenced by a written opinion of the Notifying Party’s outside legal counsel to disclose any part of the Notified Party’s Confidential Information which is disclosed to it under this Agreement, the Notifying Party may disclose such Confidential Information without liability under this Agreement, except that the Notifying Party shall furnish only that portion of the Confidential Information which is legally required to be furnished.

(7)

This Clause and the obligations set forth above in this Clause will survive the expiration or termination of this Agreement for [***]  Thereafter, or at such earlier time as a Party may request, each Party will, upon request of the other Party, return to the other Party or destroy any Confidential Information of the requesting Party, except to the extent that such return or destruction would not be in compliance with applicable Legal Requirements, in which case a Party may retain the required portion of the other Party’s Confidential Information and shall keep the retained information confidential and shall use it for no purpose other than the purposes required by the applicable Legal Requirements, and these obligations shall survive the expiration or termination of this Agreement indefinitely.

26.	LIMITATION OF LIABILITY
(1)	NEITHER PARTY SHALL IN ANY CIRCUMSTANCES BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR ANY CONSEQUENTIAL OR INDIRECT LOSS OR DAMAGE OR

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

LOSS OF PROFIT OF WHATSOEVER NATURE, INCLUDING DAMAGE TO GOODWILL, LOSS OF MARKET SHARE, EXISTING OR PROSPECTIVE, OR THE COST OF ANY DELAY OF ANY REGULATORY PROGRAM.
(2)

IT IS HEREBY AGREED THAT THE AGGREGATE LIABILITY OF SANDOZ IN THE EVENT OF SANDOZ´S NEGLIGENCE (INCLUDING SANDOZ´S INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT THAT ARE TRIGGERED BY SANDOZ’S NEGLIGENCE) SHALL NOT EXCEED [***]. FOR THE AVOIDANCE OF DOUBT, THE AFOREMENTIONED SUM OF[***] REPRESENTS THE MAXIMUM LIABILITY OF SANDOZ IN THE EVENT OF SANDOZ´S NEGLIGENCE (INCLUDING SANDOZ´S INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT THAT ARE TRIGGERED BY SANDOZ’S NEGLIGENCE), FOR THE SERVICES PERFORMED BY SANDOZ UNDER THIS AGREEMENT [***].

(3)	THE LIMITATIONS OF LIABILITY SET FORTH IN CLAUSE 26(1) AND 26(2) SHALL NOT APPLY IN THE CASE OF: [***].
27.	REPRESENTATIONS, WARRANTIES AND INDEMNITIES
(1)

Sandoz represents and warrants to Alder that (a) it will comply with all applicable Legal Requirements relevant for the Manufacture, (b) it has and shall maintain all necessary and applicable licenses and permits for the Manufacture of the BDS, (c) it shall deliver with the BDS the Certificates, and (d) it is not debarred and has not and will not use in any capacity the services of any person debarred under Section 306(a) or (b) of the U.S. Generic Drug Enforcement Act of 1992 or any comparable EU law, as each may be amended from time to time.

(2)

Sandoz further represents and warrants to Alder that it performs cGMP audits of its facilities, vendors and suppliers no less than [***] in order to ensure compliance with the requirements of the BDS Specifications and agrees to give a written certification of compliance with cGMP to (a) Alder upon Alder’s request, (b) an independent Third Party appointed by Alder upon Alder’s request, and/or (c) Regulatory Authorities upon such Regulatory Authorities’ request.

(3)

Alder represents and warrants to Sandoz that it has the right, title and interest in any intellectual property in the Product covered by this Agreement (whether such right, title and interest is held solely by Alder or jointly with others) and that it has the legal right, authority and power to enter into this Agreement, and to authorize Sandoz to Manufacture the BDS under and in accordance with this Agreement. Alder represents and warrants that, to the actual knowledge of [***], as of the Effective Date it is not aware of any other Third Party patent rights, under which Alder is not already licensed with the right to sub-license, that may be asserted to be valid and infringed by the Manufacture of the BDS by Sandoz under and in accordance with the terms of this Agreement. Alder shall promptly inform Sandoz in the event that after the Effective Date Alder becomes aware of any other Third Party patent rights, under which Alder is not already licensed with the right to sub-license, that may be asserted to be valid and infringed by the Manufacture of the BDS by Sandoz under and in accordance with the terms of this Agreement.

(4)

EXCEPT FOR THE EXPRESS WARRANTIES CONTAINED IN THIS AGREEMENT, THE PARTIES PROVIDE NO OTHER WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE BDS, THE PRODUCT, THE PROCESS, OR OTHERWISE, AND DISCLAIM ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING (A) THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT, AND (B) ANY IMPLIED WARRANTIES ARISING FROM ANY COURSE OF DEALING, USAGE OR TRADE PRACTICE.

(5)

Subject to and except to the extent of any indemnification from Alder pursuant to Clause 27(6), Sandoz shall indemnify and hold Alder, its Affiliates and their respective directors, officers, employees and agents harmless from and against all losses, liabilities, damages and expenses (including reasonable

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

attorneys’ fees and costs) resulting from all claims, demands, actions and other proceedings by any Third Party or Sandoz Affiliate to the extent arising from
(a)	breach of any representation or warranty of Sandoz under this Agreement or the Quality Agreement;
(b)	breach of this Agreement or the Quality Agreement attributable to Sandoz;
(c)	claims by any Third Party or Sandoz Affiliate which are parties to agreements and equipment leases with Sandoz concerning the equipment used by Sandoz to Manufacture the BDS;
(d)

negligence, fraud, gross negligence, willful misconduct or wrongful intentional acts or omissions by Sandoz or its Affiliates, and their respective directors, officers, employees and agents under the Agreement or the Quality Agreement; and/or

(e)

any infringement by Sandoz of any Third Party Intellectual Property or of any Sandoz’s Affiliate’s Intellectual Property arising from its use of the Process and the Process Transfer Information for Manufacture of the BDS in accordance with this Agreement; provided that such infringement is resulting from any deviation from or modification of the Process which were not requested or approved by Alder.

(6)

Subject to and except to the extent of any indemnification from Sandoz pursuant to Clause 27(5), Alder shall indemnify and hold Sandoz, its Affiliates and their respective officers, employees and agents harmless from and against all losses, liabilities, damages and expenses (including reasonable attorneys’ fees and costs) resulting from all claims, demands, actions and other proceedings by any Third Party or Alder Affiliate to the extent arising from

(a)	the breach of any representation or warranty of Alder under this Agreement or the Quality Agreement;
(b)	the negligence, gross negligence or willful misconduct of Alder under the Agreement or the Quality Agreement;
(c)

personal injury (including death) or property damage relating to or arising out of the research, development, commercialization, use, marketing or sale of the Product (or drugs containing the BDS) by Alder or its Affiliates; or

(d)

any infringement by Sandoz of any Third Party Intellectual Property or any Alder Affiliate’s Intellectual Property arising from its use of the Process and the Process Transfer Information for Manufacture of the BDS under and in accordance with this Agreement; provided that such infringement is not resulting from any deviation from or modification of the Process, except for deviations or modification which were requested or approved by Alder.

(7)

The Party claiming the benefit of any indemnity hereunder must promptly notify the other of any claim as soon as it becomes aware of any claim, permit the other Party to control the defense of the action, not accept any compromise or settlement of such claim or take any material steps in relation to such claim without the prior consent of the other Party (not to be unreasonably withheld or delayed) and shall fully cooperate with the other Party in the handling of any such claim, provided however that the failure to give such notice of such claim shall not relieve the indemnifying Party of its obligations under this Clause 27 except to the extent the defense, resolution or outcome of such claim is thereby compromised. The indemnifying Party shall control the defense of the action and shall bear the defense costs.

28.	INSURANCE
(1)	Alder shall maintain a program of self-insurance to satisfy its obligations under this Agreement.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

(2)	Sandoz shall, at its expense, [***] that are the subject of this Agreement, and for its obligations under this Agreement.
29.	PRODUCT RECALLS
(1)

If Alder is required or requested by any Regulatory Authority or other government authority, or if Alder in its sole discretion otherwise elects, to recall or dispose of any Product for any reason, Alder shall be responsible for conducting any recall or disposal of such Product, and Sandoz shall cooperate with and give all reasonable assistance to Alder in conducting any such recall or disposal, and shall be at [***]. If Sandoz determines a recall or disposal may be necessary, then Sandoz will notify Alder within due time in writing. Sandoz shall, if requested by Alder, replace all recalled or disposed Product as soon as reasonably practicable.

(2)	Alder shall keep Sandoz informed of any information it receives involving the Product that relates to any hazards to the health or safety of any personnel of Sandoz or of any other person.
30.	TERM

Subject to the provisions for earlier termination contained herein, this Agreement shall come into force on the Effective Date and shall remain in effect until terminated by a Party in accordance with this Agreement or terminated by mutual written agreement of the Parties (the “Term”).

31.	TERMINATION
(1)	Each Party may terminate this Agreement upon its sole discretion, effective on [***] by giving the other party at least [***] prior written notice.
(2)	Each Party may, without prejudice to its other rights and remedies, terminate this Agreement immediately by written notice to the effected Party, if the other Party

(a) is in material breach of any of its obligations under the Agreement and either that breach is incapable of remedy or the other Party has failed to remedy the breach within [***] after receiving written notice requiring it to remedy that breach, or

(b) becomes unable to pay its debts or becomes insolvent, or an order is made or a resolution passed for the liquidation, administration, winding‑up, bankruptcy or dissolution of the other Party (otherwise than for the purposes of a solvent amalgamation or reconstruction), or an administrative or other receiver, manager, trustee, liquidator, administrator or similar officer is appointed over all or any substantial part of the assets of the other Party, or the other Party enters into or proposes any composition or arrangement with its creditors generally, or anything analogous to any of these events occurs in any applicable jurisdiction (collectively, “Bankruptcy”).

(3)

Either Party may terminate this Agreement on [***] notice in the event that the development and/or commercialization of the Product is completely discontinued (as opposed to only being temporarily suspended) by Alder for (i) any scientific, regulatory, or safety reason, or (ii) any economic reason.

(4)

Sandoz may terminate this Agreement on [***] notice, if Commercial Manufacturing of the Alder BDS is delayed by more than [***] compared to the anticipated schedule as outlined in Schedule 3. Such notice of termination shall be served within [***] after Sandoz has received knowledge of the delay.

(5)

In the event Sandoz becomes aware of or receives written notice of a threatened patent infringement claim relating to the Manufacture of the BDS or Product, Sandoz shall promptly notify Alder in writing of such claim. As soon as practicable after Alder receives such written notice, the Parties and their respective patent legal counsel will meet to discuss in good faith the validity of such infringement claim, applicable legal precedence and all possible resolutions of the matter, including Alder's proposals. If (i) continued performance by Sandoz thereafter of its obligations under this Agreement

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

is likely to be held by a court to constitute an infringement of a Third Party's valid patent rights, (ii) any Alder proposal will not likely be successful in avoiding such infringement (e.g., by attempting to procure a license to such valid patent rights at Alder’s expense), and (iii) the indemnification provided by Alder pursuant to this Agreement or in addition to this Agreement is not adequate, then Sandoz may terminate this Agreement on [***] prior written notice to Alder. For the avoidance of doubt, neither Party shall be obliged to perform any of its obligations under this Agreement if and to the extent it is prevented from doing so by an injunction or court order asserted against such Party based on an alleged infringement of any Third Party’s intellectual property right or based on any other government order precluding the manufacture or distribution of the BDS or the Product.

(6)	Either Party may terminate this Agreement for a Technical Issue in accordance with Clause 3(3)(c)(iv) or Clause 9.
(7)

Alder may terminate this Agreement on [***] notice in the event that the development, commercialization or Manufacture of the BDS compared to the anticipated schedule (Schedule 3) is delayed for [***] or more for any scientific, technical, regulatory or safety reason, including without limitation comparability issues or failure to secure or maintain regulatory approval to Manufacture the BDS at the Facility.

(8)	Alder may terminate this Agreement in accordance with Clause 35 for a force majeure event affecting Sandoz.
32.	CONSEQUENCES OF TERMINATION; TERMINATION FEES

(1) Upon expiration of this Agreement or its termination for any reason, the following shall apply, in addition to Clause 32(2) and Clause 32(3):

(a) Each Party shall return to the other all information and materials supplied by the other Party; in particular, the Process Transfer Information (including the Process Transfer Materials) supplied by Alder pursuant to Clause 3 shall be promptly be returned to Alder;

(b) Sandoz shall continue to maintain information about the BDS and its production for such time and in such manner as required by any Regulatory Authority in the Territory and shall continue to respond in a timely manner to all queries and requests for information from Regulatory Authorities in consultation with Alder;

(c) Sandoz shall, at Alder’s option, immediately cease Manufacture or complete in-process Manufacture and shall cease exploiting Alder Technology;

(d) Subject to Clause 32(1)(b), each Party shall deliver to the other all materials, reports, and other documents (including copies thereof) in its possession or control containing Confidential Information of the other Party, and each will cease to make use of the other’s Confidential Information;

(e) If Alder terminates this Agreement [***] has commenced, then, unless Alder terminates this Agreement as a result of Sandoz’s uncured material breach (Clause 31(2)(a)) or Bankruptcy (Clause 31(2)(b)), a force majeure event affecting Sandoz’s ability to perform (Clause 31(8)), or for any scientific, technical, regulatory, or safety reason under Clause 31(3), Clause 31(6) or Clause 31(7), Sandoz shall Manufacture and Deliver to Alder (unless the Agreement is terminated under Clause 31(5)) and Alder shall pay for all conforming BDS that has been ordered pursuant to Firm Orders at prices then prevailing and shall take Delivery of such BDS, in accordance with the applicable provisions of this Agreement;

(f) Sandoz shall, at Alder’s option, either (i) arrange for transportation, at Alder’s expense, of any Raw Materials paid for by Alder to Alder or Alder’s designated representative or (ii) dispose of such Raw Materials on Alder’s behalf.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

(2)

In the event this Agreement is terminated either (i) by Alder under Clause 31(1), Clause 31(3), Clause 31(6), or Clause 31(7), or (ii) by Sandoz under Clause 31(1), Clause 31(2), Clause 31(3), Clause 31(4), Clause 31(5), or Clause 31(6), then Alder shall pay to Sandoz the following cancellation fees:

[***]

Sandoz and Alder will also explore in good faith the potential for new business opportunities for Alder products other than Product to use other Sandoz unused capacity as a means for further reducing cancellation fees.

(3)

Expiration or termination of this Agreement shall not affect any accrued rights or liabilities of either Party, nor shall it affect the coming into force or the continuation in force of any provision of this Agreement that is expressly or by implication intended to come into force or continue in force on or after termination or expiration.

33.	PORTABILITY

The Parties intend that the Process (including any modifications, improvement or changes thereto) shall be fully portable by Alder to a second source (and, should this occur, Alder hereby agrees to pay Sandoz [***] for any Sandoz´s modification, improvement or change[***] to the Process). During [***] Sandoz shall upon request by Alder provide information, support and assistance, including technical assistance, as is reasonably necessary for the effective transfer of the Manufacturing of the Product and Technical Information to Alder or to another entity nominated by Alder. Alder shall bear the reasonable costs of any technical assistance provided pursuant to this Clause 33. Assistance provided by Sandoz shall be limited to [***] For the avoidance of doubt, Minimum Annual Order Amounts shall continue to apply for the whole duration of this Agreement.

34.	NOTICES
(1)

Any notice or other information required or permitted to be given under this Agreement shall be in writing and shall be delivered in person, or sent to the other by pre-paid international courier (eg, Fed-Ex), fax or comparable means of communication addressed as follows:

(a) if to ALDER , address to:

Alder BioPharmaceuticals, Inc.

11804 North Creek Parkway South

Bothell, WA 98011

U.S.A.

Fax No: 1-425-205-2959

Attention: Chief Business Officer

With a copy to:Alder BioPharmaceuticals, Inc.

11804 North Creek Parkway South

Bothell, WA 98011

U.S.A.

Fax No: 1-425-205-2959

Attention: Senior Vice President and General Counsel

(b)If to Sandoz, address to:Sandoz GmbH

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

Biochemiestrasse 10

A-6250 Kundl

Austria

Fax No:  43-5338-200-442

Attention: Head of Biotech Cooperations

or to other such address or addresses as may be specified from time to time in a written notice.

(2)	Any notice, request, approval or other document shall be deemed to have been served if delivered by courier, at the time of delivery, or

if sent by fax, [***] after the time of dispatch, if dispatched before [***], and in any other case at [***] the date of dispatch.

35.	FORCE MAJEURE

Neither Party shall be liable to the other for any delay or nonperformance of its obligations under this Agreement if such non fulfillment is due to strikes, riots, war, invasion, acts of God, fire, explosion, floods, delay of carrier, acts of government agencies, judicial action and/or other contingencies beyond its reasonable control (a “Force Majeure Event”), subject to the affected Party promptly notifying the other Party in writing of the cause and the likely duration of the delay or nonperformance and provided that the affected Party shall use Commercially Reasonable Efforts to limit the effect of such event on the other Party; the performance of the affected Party’s obligations, to the extent affected by the cause, shall be suspended during the period that the cause persists. The failure to be granted either U.S. FDA or EMA approval of Product shall not be deemed a Force Majeure situation according to the terms of this Agreement.  If a Force Majeure affects Sandoz and continues for or causes a delay in performance of [***], Alder may terminate Agreement upon written notice to Sandoz.

36.	ENTIRE AGREEMENT
(1)

This Agreement and any documents referred to herein together contain the entire agreement between the Parties with respect to its subject matter and supersede all previous agreements, understandings, representations and statements between the Parties relating to the subject matter of this Agreement.

(2)

Each Party acknowledges that, in agreeing to enter into this Agreement, it has not relied on any representation, warranty, collateral contract or other assurance made by or on behalf of any other Party, other than those representations and warranties expressly made by the Parties in this Agreement.

37.	MISCELLANEOUS PROVISIONS
(1)

Assignment.  Unless otherwise expressly permitted hereunder, neither Party may assign any of its rights or delegate any of its duties under this Agreement without the express prior written consent of the other Party; provided, however, that either Party may assign its rights and obligations under this Agreement without the other Party’s consent to a Third Party in the event of (a) a merger with or acquisition by such Third Party, or (b) such Third Party’s purchase of all or a substantial part of the business to which this Agreement relates. Sandoz understands that  Alder’s business plan is dynamic and that  Alder may enter into a strategic collaboration for the development and commercialization of the Product and therefore Sandoz agrees that  Alder may assign all of its rights and obligations under this Agreement – upon Sandoz’s prior written consent, which cannot be unreasonably withheld - to such Third Party who has entered into a strategic collaboration agreement (or similar agreement) with Alder for the Product, provided that the assignee is financially sufficiently viable to carry the obligations under this Agreement. Sandoz hereby agrees to send  Alder notice of Sandoz´s consent to – or, as the case may be, Sandoz´s refusal to consent to – said assignment within [***] from the receipt of  Alder´s written notice of  Alder´s intention to assign the Agreement. Should Sandoz fail to send any such notice within the agreed timeline, then Sandoz´s consent to the assignment shall be deemed

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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as given. Without limitation to the foregoing restrictions on assignment, this Agreement shall be binding upon and shall inure to the benefit of each of the Parties and its successors and permitted assignees.

(2)

Relationship.  The Parties shall be independent contractors, and nothing in this Agreement shall create, or be deemed to create, a partnership, agency or joint venture between the Parties, and, except as expressly set forth herein, neither Party shall have any right by virtue of this Agreement to bind the other Party in any manner whatsoever.

(3)

Survival of Provisions.  The expiration or termination of this Agreement, howsoever occasioned, shall be without prejudice to any obligations or rights on the part of either Party that accrued prior to expiration or termination.  The following Clauses of this Agreement shall survive expiration or termination hereof: 1, 15, 16, 18, 20, 21(6), 22 through 27, 29, and 32 through 39.

(4)

Waivers.  The failure of either Party at any time to enforce any of the terms, provisions or conditions of this Agreement or to exercise any right under this Agreement shall not constitute a waiver of the same or affect that Party’s right thereafter to enforce the same.

(5)

Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective while this Agreement remains in effect, the legality, validity and enforceability of the remaining provisions shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of the document a provision that is legal, valid and enforceable, and as similar in terms to such illegal, invalid or unenforceable provision as may be possible while giving effect to the benefits and burdens for which the Parties have bargained hereunder.

(6)	English Language. The English language version of this Agreement shall be controlling, notwithstanding any translation thereof into another language.
(7)

Subcontracting.  If Sandoz determines that proper Manufacturing of the BDS requires the retention of one or more subcontractors or consultants, Sandoz will obtain the written approval of  Alder and of the FDA (if required) before using any subcontractors or consultants.  Sandoz shall cause its subcontractors and consultants to comply with the terms of this Agreement, and Sandoz will be liable for and fully responsible to  Alder for any portion of the services performed by any subcontractor or consultant to the same extent as if such portion of the services was performed directly by Sandoz.

(8)

Entirety; Amendments.  This Agreement, including any exhibits and schedules attached hereto and referenced herein, constitutes the full understanding of the Parties and is the final and complete expression of their agreement with respect to the specific subject matter hereof, and supersedes any previous or contemporaneous oral or written agreements regarding such subject matter. For clarity, the Parties agree that this Agreement supersedes and replaces in its entirety the [***] Assigned Agreements, the Reservation Letter and the Start-up Agreement; and that the obligations performed and the rights accrued under the Reservation Letter and the Start-up Agreement shall be subject to the terms of this Agreement. No modification or alteration of any of the terms of this Agreement shall be of any effect unless in writing signed by both Parties.

(9)

No Third Party Beneficiaries.  This Agreement is entered into solely for the benefit of the Parties hereto, and the provisions of this Agreement shall be for the sole and exclusive benefit of such Parties.  Nothing herein contained shall be deemed to create any third-party beneficiaries or confer any benefit or rights on or to any person or entity other than Alder and Sandoz, and no other party shall be entitled to enforce any provisions hereof or exercise any rights hereunder.

(10)

Preference. Unless otherwise specifically provided to the contrary in any exhibit or schedule to this Agreement, in the event of a conflict between the main body of this Agreement and the exhibits and schedules hereto, the terms of the main body of this Agreement shall control. And, unless otherwise specifically provided to the contrary in the Quality Agreement, in the event of a conflict between this Agreement and the Quality Agreement, the terms of this Agreement shall control.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(11)

Counterparts. This Agreement and any amendments hereto may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute the same instrument. This Agreement shall be effective upon full execution, and a signature transmitted via facsimile or other electronic means shall be deemed to be and shall be as effective as an original signature.

38.	GOVERNING LAW AND JURISDICTION
(1)	This Agreement is governed by and shall be construed in accordance with the laws of the State of New York, U.S.A., without regard to the conflict of law principles thereof.
(2)

Subject to the last sentence of this paragraph, and subject to Clause 39 below, any dispute, controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be determined by [***].

39.	DISPUTE RESOLUTION

The Parties agree to attempt to settle any dispute, controversy or difference that may arise between them out of, in relation to, or in connection with this Agreement, including the breach thereof, by good-faith discussions.  Disputes regarding Non-conformity shall be submitted to an independent expert in accordance with Clause 20.  Any such dispute which cannot be settled by mutual understanding of the Parties shall be submitted for resolution to the Senior Officers of each Party who shall promptly meet and endeavor to reach resolution through good-faith negotiations. In the event the Parties’ Senior Officers cannot reach resolution within [***] of their first meeting, then either Party may commence [***] as it deems necessary to resolve the dispute. Notwithstanding anything herein seemingly to the contrary, either Party may seek injunctive relief from a court of competent jurisdiction to prevent or limit damage to that Party’s Confidential Information or other Intellectual Property.

AS WITNESS the hands of the Parties (or their duly authorized representatives) effective as of the date which appears first on page 1.

Alder Biopharmaceuticals, Inc.	Sandoz GmbH

By:	By:

Name:	Name:

Title:	Title:

By:	By:

Name:	Name:

Title:	Title:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

List of Schedules

Schedule 1[Reserved]

Schedule 2[Reserved]

Schedule 3Anticipated Clinical Supply Plan and 5 year forecast

Schedule 4Facility modification plan

Schedule 5Demonstration Lot Campaign (DLC)

Schedule 6Analytical Activities

Schedule 7Validation lot campaign (VLC)

Schedule 8ALD403 Process Implementation Activities

Schedule 9Non-binding Commercial Supply Forecast

Schedule 10Process Transfer Materials

Schedule 11[Reserved]

Schedule 12Commercial Pricing Model

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

SCHEDULE 1

[reserved]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

SCHEDULE 2

[reserved]

SCHEDULE 3TIME SCHEDULE OF ACTIVITIES

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

SCHEDULE 4FACILITY MODIFICATION PLAN

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

SCHEDULE 5DEMONSTRATION LOT CAMPAIGN (DLC)

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

SCHEDULE 6ANALYTICAL ACTIVITIES

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

SCHEDULE 7VALIDATION LOT CAMPAIGN (VLC)

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

SCHEDULE 8ALD403 Process Implementation Activities

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

SCHEDULE 9NON BINDING COMMERCIAL SUPPLY FORECAST

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

SCHEDULE 10PROCESS TRANSFER MATERIALS

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

SCHEDULE 11

OMITTED

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

SCHEDULE 12CONTRACT MANUFACTURE PRICING MODEL

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.